                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.9






                                U.S. $20,000,000



                     AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of June 6, 1997,



                                     among



                        STAR BANK, NATIONAL ASSOCIATION,

                                    as Bank,



                                      and



                              HMI INDUSTRIES INC.,
                                      and
                          BLISS MANUFACTURING COMPANY,



                                 as Borrowers.


                               TABLE OF CONTENTS
Section                                                                Page
1. CAPITALIZED TERMS .................................................   2
   1.1    Defined Terms ..............................................   2
   1.2    Accounting Terms ...........................................  18
2. LOANS AND OTHER FINANCIAL ACCOMMODATIONS ..........................  18
   2.1    Total Facility .............................................  19
   2.2    Affirmation of Existing Loans ..............................  19
   2.3    Revolving Loan Facility ....................................  19
   2.4    Real Estate Term Loan Facility .............................  20
   2.5    (INTENTIONALLY OMITTED] ....................................  21
   2.6    Bliss Equipment Term Loan Facility .........................  21
   2.7    Special Term Loan Facility .................................  22
   2.8    (INTENTIONALLY OMITTED] ....................................  23
   2.9    Letter of Credit Facility ..................................  23
   2.10   Disbursement of Loans ......................................  23
   2.11   Procedure for Advancing Revolving Loans
          and Issuing Letters of Credit ..............................  23
   2.12   No Limitation on Liens .....................................  24
   2.13   Deficiency .................................................  24
   2.14   Drawing Under Letters of Credit to
          Constitute Revolving Loans .................................  25
   2.15   Nature of Reimbursement Obligations ........................  25
   2.16   Effect of Amendment and Restatement ........................  26
3. INTEREST CHARGES; FEES ............................................  27
   3.1    Interest on Loans ..........................................  27
   3.2    Increased Costs - Capital Adequacy .........................  27
   3.3    [INTENTIONALLY OMITTED] ....................................  28
   3.4    Term Loan Fee ..............................................  28
   3.5    Unused Facility Fee ........................................  28
   3.6    Letter of Credit Fees ......................................  28
   3.7    Interest Rate Protection ...................................  29
   3.8    Calculation of Certain Charges .............................  29
   3.9    Charging Loan Account ......................................  29
   3.10   Maximum Rate ...............................................  29
4. MONTHLY ACCOUNTINGS ...............................................  29
5. SECURITY ..........................................................  30
   5.1    Security Agreement .........................................  30
   5.2    Patent Assignments .........................................  30
   5.3    [INTENTIONALLY OMITTED] ....................................  30
   5.4    Mortgages ..................................................  30
   5.5    [INTENTIONALLY OMITTED] ....................................  31
   5.6    [INTENTIONALLY OMITTED] ....................................  31
   5.7    Intercreditor Agreement ....................................  31
   5.8    Guarantys ..................................................  31
   5.9    Pledge Agreement ...........................................  31

6.      DELIVERIES PRIOR TO DISBURSEMENT; FURTHER
        ASSURANCES ...................................................... 31
7.      RECEIVABLES; COLLECTION OF RECEIVABLES; DISPUTED
        RECEIVABLES; PROCEEDS OF INVENTORY .............................. 32
        7.1     Representations and Warranties Regarding
                Receivables ............................................. 32
        7.2     Disputes and Claims Regarding Receivables ............... 32
        7.3     Locked Box .............................................. 33
        7.4     Special Account ......................................... 33
        7.5     Crediting of Remittances ................................ 35
        7.6     Cost of Collection ...................................... 35

8.      EXAMINATION OF COLLATERAL AND THE PREMISES;
        REPORTING ....................................................... 36
        8.1     Maintenance of Books and Records ........................ 36
        8.2     Access and Inspection ................................... 36
        8.3     Reporting Regarding Receivables ......................... 36
        8.4     Reporting Regarding Inventory ........................... 37
        8.5     Monthly Financial Statements ............................ 38
        8.6     Annual Projections ...................................... 38
        8.7     Audited Annual Financial Statements ..................... 38
        8.8     Management Reports ...................................... 39
        8.9     Financial Certificate ................................... 39
        8.10    Public Filings .......................................... 39
        8.11    Quarterly Financial Statements .......................... 39
        8.12    Unaudited Annual Financial Statements ................... 40
9.      WARRANTIES, REPRESENTATIONS AND COVENANTS ....................... 40
        9.1     Organization, Etc ....................................... 41
        9.2     Due Authorization, Validity, Etc. ....................... 41
        9.3     No Violation ............................................ 41
        9.4     Use of Loan Proceeds .................................... 41
        9.5     Management; Ownership of Assets, Licenses,
                Patents, Etc ............................................ 42
        9.6     Indebtedness ............................................ 42
        9.7     Title to Property; No Liens ............................. 42
        9.8     Restrictions; Labor Disputes; Labor
                Contracts, Etc .......................................... 42
        9.9     No Violation of Law; Hazardous Materials ................ 43
        9.10    Absence of Default ...................................... 44
        9.11    Accuracy of Financials; No Material
                Changes ................................................. 44
        9.12    Pension Plans ........................................... 44
        9.13    Taxes and Other Charges ................................. 45
        9.14    No Litigation ........................................... 45
        9.15    No Brokerage Fee ........................................ 45
        9.16    Affiliates .............................................. 45
        9.17    Capitalization; Warrants, Etc ........................... 46
        9.18    Noncompetition Agreements ............................... 46
        9.19    Deposit and Other Accounts .............................. 46
        9.20    Solvency ................................................ 46
        9.21    Full Disclosure ......................................... 46

        9.22    Casualties ..............................................   47
        9.23    Leases ..................................................   47
        9.24    Insurance Policies ......................................   47
        9.25    Consents ................................................   47
10.  COVENANTS ..........................................................   48
        10.1    Payment of Certain Expenses .............................   48
        10.2    Notice of Litigation ....................................   48
        10.3    Notice of ERISA Events ..................................   48
        10.4    Notice of Labor Disputes ................................   48
        10.5    Compliance with Laws, Etc ...............................   49
        10.6    Notice of Violations of Law, Tax
                Assessments .............................................   49
        10.7    Compliance with Other Agreements ........................   49
        10.8    Notice of Violations of Certain
                Agreements ..............................................   49
        10.9    Notice of Customer Defaults .............................   49
        10.10   Taxes and Charges .......................................   50
        10.11   Indebtedness; Guaranties ................................   50
        10.12   Title to Property; No Liens .............................   51
        10.13   Restrictions; Labor Disputes, Etc .......................   51
        10.14   Pension Plans ...........................................   51
        10.15   Solvency ................................................   52
        10.16   Property Insurance ......................................   52
        10.17   Liability Insurance .....................................   52
        10.18   Deposit Accounts ........................................   53
        10.19   Merger, Etc .............................................   53
        10.20    Investments ............................................   53
        10.21   Dividends ...............................................   53
        10.22   Redemption of Stock .....................................   54
        10.23    Stock Rights ...........................................   54
        10.24   Capital Structure, Etc ..................................   54
        10.25   Affiliate Transactions ..................................   54
        10.26    [INTENTIONALLY OMITTED] ................................   54
        10.27   Sale of Assets ..........................................   54
        10.28   Consignments, Etc .......................................   56
        10.29   Change in Management or Business ........................   56
        10.30   Claims Against Collateral or Premises ...................   56
        10.31   Judgments ...............................................   57
        10.32    Stock Ownership ........................................   57
        10.33    Financial Covenants ....................................   57
        10.34    Change of Officers; Good Standing
                 Certificate ............................................   57
        10.35   HRS Sale; HRS Proceeds ..................................   57
        10.36   Amendments to Note Agreement ............................   58
        10.37   Amendments to Pty Indebtedness ..........................   58
        10.38   Fiscal Year .............................................   59
        10.39   Payment of Outstanding Fees and Expenses ................   59

11.     EFFECTIVE DATE; TERMINATION ..................................    59
        11.1    Effective Date and Termination Date ..................    59
        11.2    Recourse to Security .................................    59
        11.3    Acceleration Upon Termination ........................    59
        11.4    Borrowers Remains Liable .............................    59
12.     EVENTS OF DEFAULT ............................................    59
13.     BANK'S  RIGHTS AND REMEDIES ..................................    62
        13.1    Acceleration, Etc ....................................    62
        13.2    Fees and Expenses ....................................    63
        13.3    Actions in Respect of the Letters of
                Credit ...............................................    63
        13.4    Letter of Credit Collateral Account ..................    63
14.     WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS ...................    65
        14.1    Release of Collateral and Premises ...................    65
        14.2    Waivers and Amendments in Writing ....................    66
        14.3    Assignment ...........................................    66
15.  MISCELLANEOUS ...................................................    66
        15.1    Severability .........................................    66
        15.2    Governing Law ........................................    66
        15.3    Waiver of Jurisdiction ...............................    66
        15.4    Survival of Representations and
                Warranties ...........................................    67
        15.5    Evidence of Loans ....................................    67
        15.6    Bank's Ability Regarding Collateral and
                Premises .............................................    67
        15.7    Application of Payments, Etc .........................    68
        15.8    Fees and Expenses ....................................    68
        15.9    Notices ..............................................    69
        15.10   Indemnification ......................................    69
        15.11   Equitable Relief .....................................    71
        15.12   Entire Agreement .....................................    71
        15.13   Headings .............................................    71
        15.14   Waiver of Jury Trial .................................    71
        15.15   Revocation of Appointment of Parent as
                Agent ................................................    71
        15.16   No Strict Construction ...............................    71
        15.17   Confession of Judgment ...............................    71


                                      -IV-

                                    EXHIBITS

EXHIBIT A       -       Amended and     Restated        Security
                        Agreement
EXHIBIT B       -       Canadian Security Agreements
EXHIBIT C-1     -       Contingent  Patent,  Trademark  and
                        License Assignment (Parent)
EXHIBIT C-2     -       Contingent  Patent,  Trademark  and
                        License Assignment (Bliss)
EXHIBIT D       -       [INTENTIONALLY OMITTED]
EXHIBIT E-1     -       Open-End  Mortgage  and  Security
                        Agreement (Newton Falls-Trumbull)
EXHIBIT E-2     -       Open-End  Mortgage  and  Security
                        Agreement (Bliss-Trumbull)
EXHIBIT E-3     -       Open-End  Mortgage  and  Security
                        Agreement (Bliss -Mahoning)
EXHIBIT E-4     -       Amendments to Open-End Mortgages
EXHIBIT F       -       Form of Landlord Waiver
EXHIBIT G       -       (INTENTIONALLY OMITTED]
EXHIBIT H       -       [INTENTIONALLY OMITTED]
EXHIBIT I-1     -       Canadian Guaranty
EXHIBIT I-2     -       Guaranty
EXHIBIT J       -       Pledge and Security Agreement
EXHIBIT K       -       Deliveries Prior to Effectiveness
EXHIBIT L       -       Borrowing Base Certificate
EXHIBIT M       -       Financial Covenants
EXHIBIT N       -       Chief Financial Officer's Certificate
EXHIBIT 0       -       Certificate of Secretary
EXHIBIT P       -       Signature Authorization Letter
EXHIBIT Q       -       Opinion of Borrower's and Guarantor
                        Subsidiaries' Counsel
EXHIBIT R       -       Accountant's Access Letter
EXHIBIT S       -       Accountant's Representation Letter
EXHIBIT T       -       Certificate  of  Chief  Financial
                        Officer
EXHIBIT U       -       [INTENTIONALLY OMITTED]
EXHIBIT V       -       Evidence of Insurance
EXHIBIT W       -       [INTENTIONALLY OMITTED]
EXHIBIT X       -       Opinion of Ontario Local Counsel


                                    ANNEXES

ANNEX 1 -       Existing Letters of Credit
ANNEX 2 -       First Chicago Letter of Credit

                                   SCHEDULES

        Schedule 1              -       Incorporation   and     Qualification
                                        Jurisdictions
        Schedule        2       -       Licenses, Patents, Trademarks, Etc.
        Schedule        3       -       Indebtedness
        Schedule        4       -       Permitted Liens
        Schedule        5       -       Restrictions,    Orders,    Labor
                                        Contracts, Etc.
        Schedule        6       -       Violations of Law
        Schedule        7       -       Pension Plan Liability
        Schedule        8       -       Litigation
        Schedule        9       -       Affiliates
        Schedule        10      -       Capitalization
        Schedule        11      -       Deposit and Other Accounts
        Schedule        12      -       Leases
        Schedule        13      -       Insurance Policies
        Schedule        14      -       Material Adverse Changes
        Schedule        15      -       Taxes and Other Charges




                                      -VI-

                     AMENDED AND RESTATED CREDIT AGREEMENT


        THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), HMI INDUSTRIES INC., a Delaware corporation ("Parent"), and BLISS MANUFACTURING COMPANY, an Ohio corporation ("Bliss") (Parent and Bliss being sometimes hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower"), covering the terms upon which Bank will make loans and/or advances to Borrowers, is as follows:

                                  WITNESSETH:

        WHEREAS, HMI Incorporated, an Ontario corporation ("HMI Inc."), Newton Falls Holding Company, a Delaware corporation ("Newton"), Tube-Fab Ltd., an Ontario corporation ("Tube-Fab"), Tube Form, Inc., an Ohio corporation ("The Form"), Health-Mor International, Inc., a U.S. Virgin Islands corporation ("International"), Health-Mor Acceptance Corporation, a Delaware corporation ("Acceptance"), HMI Acceptance Corporation, an Ontario corporation ("HMI Acceptance"), and Health-Mor Acceptance Pty. Ltd., an Australian corporation ("Pty") (HMI Inc., Newton, Tube-Fab, Tube Form, International, Acceptance, HMI Acceptance, Pty and Health-Mor personal Care Corporation, a Delaware corporation ("Personal Care") being sometimes hereinafter collectively referred to as the "Guarantor Subsidiaries" and individually as a "Guarantor Subsidiary"), Borrowers and Bank entered into that certain Credit Agreement, dated as of August 14, 1996, as amended by that certain First Amendment to Credit Agreement, dated as of November 15, 1996, and as further amended by that certain Second Amendment to Credit Agreement, dated as of December 19, 1996, that certain Third Amendment to Credit Agreement, dated as of March 7, 1997, and that certain Fourth Amendment to Credit Agreement, dated as of April 7, 1997 (collectively, the "Existing Credit Agreement");

        WHEREAS, as of the Effective Date (as hereinafter defined), the aggregate (a) outstanding principal amount of all loans and advances under the Existing Credit Agreement is Nineteen Million One Hundred Nintey-Three Thousand Dollars ($19,193,000) (the "Existing Loans") and (b) undrawn face amount of all letters of credit issued under the Existing Credit Agreement (the "Existing Letters Credit"), each of which is listed on ANNEX 1 attached hereto, is Two Hundred Thousand Dollars ($200,000);

        WHEREAS, pursuant to the Existing Credit Agreement, (a) certain of the Existing Loans were advanced directly to Parent by Bank and were used by Parent for Parent's working capital needs, and (b) certain of the Existing Loans were advanced by Bank to Parent as agent for Bliss and used by Bliss for Bliss' working capital needs;

        WHEREAS, under the Existing Credit Agreement, all of the Existing Letters of Credit were issued for the account of Parent;

        WHEREAS, all of Parent's and Bliss' obligations with respect to the Existing Loans and the Existing Letters of Credit are guaranteed, jointly and severally, by the Borrowers and the Guarantor Subsidiaries (other than Personal
Care) pursuant to the terms of the Existing Credit Agreement and various other agreements and documents executed in connection therewith ;

        WHEREAS, Borrowers and the Guarantor Subsidiaries desire to amend and restate the Existing Credit Agreement in its entirety to, among other things,
(a) restructure the Existing Loans into revolving loans and term loans, (b) provide revolving loan facilities to Parent and Bliss, (c) amend the terms of certain covenants contained in the Existing Credit Agreement, and (d) provide for certain other matters, all as herein provided; and

        WHEREAS, Bank is willing, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the Guarantor Subsidiaries, by their execution and delivery of the Consent and Agreement attached hereto, and Borrowers agree that, from and after the Effective Date (as hereinafter defined), the Existing Credit Agreement be, and the same hereby is, amended and restated in its entirety to read as set forth above and as follows:

1. CAPITALIZED TERMS. Certain capitalized terms used herein are defined in this
SECTION 1.

        1.1 DEFINED TERMS. Whenever the following terms (whether or not underscored) are used herein, they shall be defined as follows (such meanings to be equally applicable to the singular and plural forms thereof) :

        "AFFILIATE" of any Person shall mean (a) any Person who or which is a director, manager (to the extent such Person is a limited liability company), managing general partner or officer of such Person, or (b) any other Person who or which, directly or indirectly, either individually or together with members of his or her immediate family (as defined in Item 404 of Regulation S-K ("Item 404") promulgated pursuant to the Securities Act of 1933, as amended), beneficially owns ten percent (10%) or more of the voting stock of, or partnership interests, membership interests or other similar equity interests in, such Person, or (c) any member of the immediate family (as defined in Item 404), of such Person or of any Person described in clause (a) or (b) above, or (d) any other Person in which any Person described in clause (a), (b) or (c) above owns, directly or indirectly, a fifty percent (50%) or greater equity interest. Without limiting the foregoing, for purposes of this Agreement, (w) all of each Borrower's and each Guarantor Subsidiary's members, officers, shareholders, directors, parent corpora- tions, subsidiary corporations, joint venturers and partners, (x) each member of the immediate family (as defined in Item 404) of the Persons described in clause (w), (y) each Person as to which any of the Persons described in clause (w) or any member of the immediate family (as defined in Item 404) of any such Persons is a director, manager (to the extent such Person is a limited liability company), managing general partner or officer, and (z) each Person in which any of the Persons described in clause (w) or any member of the immediate family (as defined in Item 404) of any such Persons owns, directly or indirectly, a ten percent (10%) or greater equity interest, shall at all times be deemed to be an Affiliate of each Borrower and each Guarantor Subsidiary.

        "AGGREGATE BORROWING BASE" shall mean, as at any time, an amount equal to the sum of the Individual Borrower Revolving Loan Borrowing Bases then in effect with respect to Borrowers .

        "AGGREGATE LETTER OF CREDIT AVAILABILITY" shall mean, as at any time, an amount equal to the lesser of (a) the difference of Three Million Dollars ($3,000,000) less the aggregate Letter of Credit Face Amount for all Letters of Credit then outstanding, or (b) the Aggregate Revolving Loan Availability .

        "AGGREGATE REVOLVING LOAN AVAILABILITY" shall mean, as at any time, an amount equal to the difference of:

        (i) the lesser of (a) Thirteen Million Dollars ($13,000,000), or (b) an amount equal to the then Aggregate Borrowing Base ;

LESS

        (ii) the then aggregate outstanding principal amount of all Revolving Loans.

        "APPLICABLE RATE" shall have the meaning ascribed thereto in SECTION
3.10 hereof.

        "ATTORNEYS' FEES" shall mean the reasonable fees for services (and costs and expenses related thereto) of all attorneys (and all paralegals and other staff employed by such attorneys) employed by Bank from time to time in connection with the negotiation, preparation, closing, administration, monitoring and enforcement of this Agreement or any other Loan Document or of any amendment, amendment and restatement, supplement or other modification of this Agreement or any other Loan Document, any transaction contemplated by this Agreement or any other Loan Document, any refinancing or restructuring of the credit arrangements provided under this Agreement or any other Loan Document, or the protection, preservation, collection, leasing, selling, taking possession, or liquidation of any of the Collateral or the Premises.

        "AVAILABILITY DEFICIENCY" shall mean the occurrence, as at any date, of a condition in which (i) the sum of (a) the then aggregate outstanding principal amount of the Revolving Loans PLUS (b) the then aggregate outstanding principal amount of the Term Loans PLUS (c) the aggregate Letter of Credit Face Amount for all Letters of Credit then outstanding PLUS (d) the Reserve Amount then in effect for each Borrower, exceeds (ii) the difference of (a) Twenty Million Dollars ($20,000,000) LESS (b) the greater of (A) the aggregate amount of the amortization payments of the Term Loans (including any mandatory payments of the Special Term Loan) required to have been made by Borrowers on or prior to such date or (B) the aggregate principal amount of the Term Loans repaid by the Borrowers as of such date.

        "BLISS EQUIPMENT TERM LOAN" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

        "BLISS EQUIPMENT TERM LOAN FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

        "BLISS LOCKED BOX" shall have the meaning ascribed thereto in SECTION
7.3 hereof.

        "BLISS SPECIAL ACCOUNT" shall have the meaning ascribed thereto in
SECTION 7.4 hereof.

        "BLISS' EXISTING LOANS" shall have the meaning ascribed thereto in
SECTION 2.2 hereof.

        "BORROWING BASE CERTIFICATE" shall have the meaning ascribed thereto in
SECTION 8.3(b) hereof.

        "BORROWING BASE DEFICIENCY" shall mean any failure of the Aggregate Revolving Loan Availability to be greater than or equal to zero (0) dollars.


        "BUSINESS DAY" shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Cincinnati, Ohio.

        "CANADIAN GUARANTY" shall have the meaning ascribed thereto in SECTION
5.8 hereof.

        "CANADIAN SECURITY AGREEMENTS" shall have the meaning ascribed thereto in SECTION 5.1 hereof.

        "CASH COLLATERALIZATION NOTICE" shall have the meaning ascribed thereto in SECTION 7.3 hereof.

        "CASH EQUIVALENTS" shall mean (a) securities with maturities of six (6) months or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of six (6) months or less from the date of acquisition of, or money market accounts maintained with, Bank, any Affiliate of Bank, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, Bank, and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation (or its successor) or P-1 by
Moody's Investors Service, Inc. (or its successor) with maturities of six (6) months or less from the date of acquisition .

        "CASUALTY LOSS" shall mean any of the following events with respect to any item of Collateral or any portion of the Premises: (i) the actual total loss of the item or such loss as shall render repair of the item uneconomical, (ii) the item shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, or (iii) the condemnation or taking, by exercise of the power of eminent domain or otherwise, of such item or confiscation of such item, or of so much of any such item as to render impractical or unreasonable the use of such item for substantially the same purposes for which such item was used immediately prior to such condemnation, taking or confiscation .

        "CHARGES" shall have the meaning ascribed thereto in SECTION 3.10 hereof.

        "CLEVELAND MORTGAGE" shall mean that certain Open-End Mortgage of Real Property, Security Agreement of Personal Property and Assignment of Rents and Profits (Commercial Real Estate), dated as of March 7, 1996, executed by the Parent in favor of the Bank, and covering the Cleveland Premises, as amended by that certain First Amendment to Open- End Mortgage, dated June 6, 1997 and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time.

        "CLEVELAND PREMISES" shall mean the real property and improvements thereon located at 3631 Perkins Avenue, Cleveland, Ohio 44114.

        "CLEVELAND REAL ESTATE NOTE" shall mean that certain Amended and Restated Cognovit Promissory Note (Commercial Real Estate), dated as of June 6, 1997, executed by the Parent and certain other parties in favor of the Bank, in the original principal amount of Two Million Two Hundred Seventy Thousand Dollars ($2,270,000), as the same may be amended, amended and restated, replaced, renewed, supplemented or otherwise modified from time to time.

        "COLLATERAL", "GENERAL INTANGIBLES", "EQUIPMENT", "INVENTORY" and "RECEIVABLES" shall have the meanings ascribed thereto in the Security Agreement and the Canadian Security Agreements. The term "COLLATERAL" shall include all of the collateral described in the Canadian Security Agreements.

        "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with either Borrower or any Guarantor Subsidiary, are treated as a single employer under Section 414 (b) or 414 (c) of the Internal Revenue Code, as amended, or Section 4001 of ERISA, as amended.

        "DEFICIENCY" shall mean (collectively and individually) an Availability Deficiency, a Borrowing Base Deficiency, an Individual Borrower Borrowing Base Deficiency, a Letter of Credit Deficiency and a Discretionary Base Deficiency .

        "DISCRETIONARY BASE DEFICIENCY" shall mean any Borrowing Base Deficiency or Individual Borrower Borrowing Base Deficiency directly resulting from and occurring immediately following the exercise by Bank of its discretion in changing its policy, criteria or methodology regarding its credit and collateral considerations in determining whether any of either Borrower's Receivables and Inventory will be considered by Bank to be Eligible Receivables and Eligible Inventory (other than any such change made by Bank after review of the results of the collateral survey to be conducted by Barber & Mooney promptly after the Effective Date) .

        "EFFECTIVE DATE" shall mean June 6, 1997.

        "ELIGIBLE INVENTORY" shall mean "Inventory" of a Borrower consisting of raw materials (consisting of component parts with respect to Parent and steel with respect to Bliss) and finished goods, meeting all applicable specifications, which Bank, in its sole discretion, deems to be Eligible Inventory, based on such credit and collateral considerations as Bank may deem appropriate. Without limitation on the foregoing, the following shall not be deemed Eligible Inventory: Inventory of a Borrower (i) that is not readily saleable or usabre in such Borrower's business, or that is otherwise slow-moving or obsolete (including without limitation Inventory for which reserves for obsolescence have been provided for in the financial statements or for which obsolescence reserves are anticipated), in each case as determined by Bank in its sole discretion, (ii) that is located outside the United States, (iii) that is not subject to the first priority security interest of Bank, (iv) that is located on premises not owned by such Borrower unless the owner and/or operator of such premises shall have executed and delivered to Bank a Landlord Waiver, or a warehouseman or other similar waiver in form and substance satisfactory to Bank, in its sole discretion, (v) that is subject to any trademark, trade name or licensing arrangement, or any law, rule or regulation, that could limit or impair the ability of Bank to promptly exercise any of its rights with respect thereto, (vi) with respect to which insurance proceeds, if any, are not payable to Bank as mortgagee or loss payee, (vii) that has been in existence for more than one (1) year, (viii) that is in the possession of any processor other than such Borrower unless such processor shall have executed and delivered to Bank a processor consignment agreement or other similar agreement in form and substance satisfactory to Bank, in its sole discretion, (ix) that is in transit, (x) with respect to which a Casualty Loss has been incurred, (xi) that consists of general supplies or maintenance supplies and packaging, and fuel, (xii) that is work-in-process "Inventory", or (xiii) as to which Bank, in its sole discretion, deems to be ineligible based on any other credit and/or collateral considerations as Bank deems appropriate.

        "ELIGIBLE RECEIVABLES" shall mean those "Receivables" of a Borrower which (i) arise out of sales in the ordinary course of such Borrower's business to a Person who is not an Affiliate of such Borrower or otherwise controlled by such Borrower or by an Affiliate of such Borrower, (ii) have terms of sale which are ordinary terms of such Borrower and require payment in full within not more than sixty (60) days from the date of invoice, (iii) do not violate any warranty with respect to Eligible Receivables set forth in SECTION 7.1 of this Agreement and (iv) are not more than ninety (90) days from the date of invoice thereof; PROVIDED, HOWEVER, that no Receivable of a Borrower shall be an Eligible Receivable if (a) the account debtor or any Affiliate of the account debtor has filed or had filed against it a petition in bankruptcy or for reorganization, made an assignment for the benefit of creditors, or failed, suspended business operations, become insolvent or had or suffered a receiver or a trustee to be appointed for a significant portion of its assets or affairs, (b) the account debtor is also a supplier to or creditor of such Borrower, unless such account debtor executes and delivers a Waiver of Rights to Counterclaim, Setoff and Defenses, in a form acceptable to Bank in its sole discretion, in favor of Bank, or unless the account debtor is General Motors Corporation or Dana Corporation,
(c) the sale is to an account debtor outside the United States, unless the sale is (i) on a letter of credit, which is in form and substance satisfactory to Bank, in its sole discretion, which has been issued by a financial institution satisfactory to Bank, in its sole discretion, and which has been confirmed by Bank, (ii) on acceptance, and/or (iii) on other terms acceptable to Bank, in its sole discretion, (d) twenty-five percent (25%) or more of the Receivables from the account debtor and its Affiliates are ineligible for any reason, (e) the account debtor is the federal or any state government or any agency or department thereof, unless with respect to such Receivable the Assignment of Claims Act or comparable state statute or regulation has been complied with, (f) a Receivable to the extent it consists of finance charges, interest on delinquent accounts, proceeds of consigned Inventory, employee or officer Receivables, service charges, or debit memoranda, (g) the Receivable arises from a contract which contains a prohibition of assignment of such Receivable and/or the proceeds thereof, (h) the Receivable is evidenced by a promissory note or chattel paper, (i) the Receivable is generated by a sale on approval, a bill and hold sale, a sale on consignment, or other type of conditional sale, (j) the Receivable is not subject to the first priority security interest of Bank, (k) the account debtor is located in New Jersey, unless such Borrower shall have properly qualified to do business in New Jersey or shall have filed a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year, (1) the account debtor is located in Minnesota, unless such Borrower shall have properly qualified to do business in Minnesota shall have filed a Notice of Business Activities Report with the Minnesota Division of Taxation for the then current year, (m) the account debtor is located in any other state (including, but not limited to, Indiana) which requires that such Borrower, in order to sue any Person in such state's courts, either (i) qualify to do business in such state or (ii) file a report with the taxation division of such state for the then current year, unless such Borrower has fulfilled either of such requirements for the then current year, (n) the Receivable is a progress billing, (o) the account debtor has sold or is selling substantially all of its assets, (p) the account debtor is incompetent or has died, (q) Bank or such Borrower has received a check for payment of such Receivable which has been returned uncollected, (r) the Receivable arises from an invoice issued by such Borrower prior to the delivery by such Borrower of the goods covered by such invoice to the applicable account debtor, (s) the account debtor is disputing any Receivable or Receivables owed by that account debtor to the applicable Borrower, but only to the extent that the aggregate amount in dispute for all of such account debtor's Receivables which have been in dispute for more than thirty (30) days equals or exceeds Two Hundred Fifty Thousand Dollars ($250,000), or (t) Bank, in its sole discretion, believes that the collection of such Receivable is insecure, or that such Receivable may not be paid by reason of the account debtor's financial inability to pay, or deems such Receivable to be ineligible based on such other credit and/or collateral considerations as Bank deems appropriate. In addition, and without limitation of the foregoing, if any Receivables owed by a particular account debtor cause the aggregate amount of Eligible Receivables owed by that account debtor to exceed thirty-five percent (35%) of the aggregate amount of a Borrower's Eligible Receivables, then such Receivables shall not be Eligible Receivables to the extent of such excess.

        "ENVIRONMENTAL COMPLIANCE RESERVE" shall mean all reserves which, in the reasonable discretion of Bank, shall be established from time to time for amounts that are required to be expended in order for a Borrower or a Guarantor Subsidiary and each of such Borrower's or Guarantor Subsidiary's operations and property to comply with Environmental Laws or in order to correct any violation by such Borrower or Guarantor Subsidiary or such Borrower' 5 or Guarantor Subsidiary's operations or property of Environmental Laws.

        "ENVIRONMENTAL LAWS" shall mean any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environmental or the release of any materials into the environment (including, without limitation, Hazardous Materials) .

        "EQUIPMENT LEASE GUARANTIES" shall mean, collectively, that certain (i) Amended and Restated Business Guaranty, dated June 6, 1997, executed by Tube Form, Tube-Fab, Bliss, Newton Falls, Personal Care, HMI Inc., International, Acceptance, HMI Acceptance, and Pty in favor of Bank, in a principal amount not to exceed $437,652, (ii) Amended and Restated Business Guaranty, dated June 6, 1997, executed by Parent in favor of Bank, in a principal amount not to exceed

$351,362, (iii) Amended and Restated Business Guaranty, dated June 6, 1997, executed by Parent in favor of Bank, in a principal amount not to exceed $145,000, (iv) Amended and Restated Business Guaranty, dated June 6, 1997, executed by Parent in favor of Bank, in a principal amount not to exceed $446,000, and (v) Amended and Restated Business Guaranty, dated June 6, 1997, executed by Parent in favor of Bank, in a principal amount not to exceed $815,470.

        "EQUIPMENT LEASES" shall mean, collectively, that certain (i) Master Lease Agreement, dated June 2, 1993, Lease No. 698, executed by Bliss in favor of Bank, together with all Acceptance Supplements now existing or hereafter executed and delivered by Bliss, as amended by that certain Amendment No. 1 to Master Equipment Lease, dated June 6, 1997, and (ii) Master Lease Agreement, dated December 20, 1995, Lease No. 1060, executed by Parent in favor of Bank, together with all Acceptance Supplements now existing or hereafter executed and delivered by Parent, as amended by that certain Amendment No. 1 to Master Equipment Lease, dated June 6, 1997.

        "ERISA" shall have the meaning ascribed thereto in SECTION 9.12 hereof.

        "EVENT OF DEFAULT" shall have the meaning ascribed thereto in SECTION 12 hereof.

        "EXISTING CREDIT AGREEMENT" shall have the meaning ascribed thereto in the Recitals hereof.

        "EXISTING GUARANTY OBLIGATIONS" shall have the meaning ascribed thereto in SECTION 2.16 hereof.

        "EXISTING LETTER OF CREDIT OBLIGATIONS" shall mean the sum of (i) the aggregate Letter of Credit Face Amount for all Existing Letters of Credit then outstanding PLUS (ii) the aggregate amount of each Borrower's unpaid obligations under Existing Credit Agreement and the Existing Letter of Credit Related Documents in respect of the Existing Letters of Credit.

        "EXISTING LETTER OF CREDIT RELATED DOCUMENTS" shall mean any agreements or instruments relating to an Existing Letter of Credit.

        "EXISTING LETTERS OF CREDIT" shall have the meaning ascribed thereto in the Recitals hereof.

        "EXISTING LOANS" shall have the meaning ascribed thereto in the Recitals hereof.

        "FINANCIAL COVENANTS" shall have the meaning ascribed thereto in
SECTION 10.33 hereof.

        "FINANCIALS" shall mean those financial statements attached to EXHIBIT
T attached hereto and those financial statements delivered from time to time pursuant to SECTION 8.5, SECTION 8.6, SECTION 8.7, SECTION 8.11 and SECTION 8.12 hereof.

        "FIRST CHICAGO LETTER OF CREDIT" shall mean that certain Existing Letter of Credit (and all documentation relating thereto) issued for the Account of Parent for the benefit of First Chicago Australia Ltd. which secures certain obligations owing by Pty to The First National Bank of Chicago, copies of which are attached hereto as ANNEX 2.

        "GUARANTY" shall have the meaning ascribed thereto in SECTION 5.8 hereof.

        "HAZARDOUS MATERIAL" shall have the meaning ascribed thereto in SECTION
9.9 hereof.

        "HRS PROCEEDS" shall mean the proceeds (at least $2,000,000 of which shall be in cash) of HRS Sale.

        "HRS SALE" shall mean the sale by Parent and HMI Inc. of all of the assets of the Household Rental Systems division of HMI Inc.

        "INDEBTEDNESS" shall mean all of any Borrower's or any Guarantor Subsidiary's obligations and liabilities to any "Person" (as defined below), including, without limitation, all debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law or otherwise. Indebtedness includes, without limiting the foregoing, (i) the "Obligations" (as defined below), (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by any Borrower or any Guarantor Subsidiary, even though such Borrower or Guarantor Subsidiary has not assumed or become liable for the payment therefor and (iii) obligations or liabilities created or arising under any lease of real or personal property, conditional sales contract or other title retention agreement with respect to property used and/or acquired by any Borrower or any Guarantor Subsidiary, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property .

        "INDEMNIFIED LIABILITIES" shall have the meaning ascribed thereto in
SECTION 15.10 hereof.

        "INDEMNIFIED PARTY" shall have the meaning ascribed thereto in SECTION
15.10 hereof.

        "INDIVIDUAL BORROWER BORROWING BASE DEFICIENCY" shall mean, with respect to each Borrower, any failure of the Individual Borrower Revolving Loan Availability applicable to such Borrower to be greater than or equal to zero (0) dollars.

        "INDIVIDUAL BORROWER REVOLVING LOAN AVAILABILITY" shall mean, as at any time, an amount equal to the difference of (i) the Individual Borrower Revolving Loan Borrowing Base then in effect and applicable to each Borrower, less (ii) the then aggregate outstanding principal amount of all Revolving Loans to such Borrower.

        "INDIVIDUAL BORROWER REVOLVING LOAN BORROWING BASE" shall mean, as at any time, with respect to each Borrower, an amount equal to the sum of (i) up to eighty percent (80%) of the amount of such Borrower's Eligible Receivables, PLUS
(ii) up to fifty percent (50%) of the value of such Borrower's Eligible Inventory, MINUS (iii) any Reserve Amount then in effect and applicable to such Borrower.

        "INDIVIDUAL LETTER OF CREDIT AVAILABILITY" shall mean, as at any time, with respect to a Borrower, an amount equal to the lesser of (a) the difference of Three Million Dollars ($3,000,000) LESS the aggregate Letter of Credit Face Amount for all Letters of Credit then outstanding, or (b) such Borrower's Individual Borrower Revolving Loan Availability.

        "INTERCREDITOR AGREEMENT" shall have the meaning ascribed thereto in
SECTION 5.7 hereof.

        "KIRK FOLEY GUARANTY" shall mean that certain Amended and Restated Business Guaranty, dated as of June 6, 1997, executed by the Parent in favor of the Bank, guarantying, among other things, the prompt payment when due of all amounts under the Kirk Foley Note, as the same may be amended, amended and restated, replaced, renewed, supplemented or otherwise modified from time to time.

        "KIRK FOLEY NOTE" shall mean that certain Amended and Restated Promissory Note, dated as of June 6, 1997, executed by Kirk Foley in favor of the Bank, in the original principal amount of Five Hundred Eighteen Thousand Seven Hundred Fifty Dollars ($518,750), as the same may be amended, amended and restated, replaced, renewed, supplemented or otherwise modified from time to time.

        "LANDLORD WAIVER" shall mean a Landlord Waiver substantially in the form of EXHIBIT F attached hereto.

        "LEASED PREMISES" shall mean, collectively and individually, any real property and improvements thereon which is leased by Borrowers and/or the Guarantor Subsidiaries.


        "LETTER OF CREDIT COLLATERAL ACCOUNT" has the meaning specified in
SECTION 13.3 hereof.

        "LETTER OF CREDIT DEFICIENCY" shall mean a condition whereby the Individual Letter of Credit Availability for either Borrower or the Aggregate Letter of Credit Availability is less than zero (0) dollars.

        "LETTER OF CREDIT FACE AMOUNT" of any Letter of Credit (or Existing Letter of Credit, as the context may require) shall mean, at any time, the face amount of such Letter of Credit (or Existing Letter of Credit, as the context may require), after giving effect to all drawings paid thereunder and other reductions of such face amount and to all reinstatements of such face amount effected, pursuant to the terms of such Letter of Credit (or Existing Letter of Credit, as the context may require), prior to such time.

        "LETTER OF CREDIT FACILITY" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

        "LETTER OF CREDIT OBLIGATIONS" shall mean, at any time, the sum of (i) the aggregate Letter of Credit Face Amount for all Letters of Credit then outstanding PLUS (ii) the aggregate amount of each Borrower's unpaid obligations under this Agreement and the Letter of Credit Related Documents in respect of the Letters of Credit.

        "LETTER OF CREDIT RELATED DOCUMENTS" shall mean any agreements or instruments relating to a Letter of Credit.

        "LETTERS OF CREDIT" shall have the meaning ascribed thereto in SECTION
2.9 hereof.

        "LOANS" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

        "LOAN DOCUMENTS" shall mean this Agreement, the Equipment Lease Guaranties, the Kirk Foley Guaranty, the Cleveland Real Estate Note, the Cleveland Mortgage, the Equipment Leases, the First Chicago Letter of Credit, the Canadian Security Agreements, the Canadian Guaranty and all other documents, instruments and agreements executed in connection herewith and therewith and previously executed in connection with the Existing Credit Agreement to the extent not amended and restated in connection with this Agreement or otherwise expressly superseded by any documents, instruments or agreements executed in connection with this Agreement (including, but not limited to, the Existing Letters of Credit and the Existing Letter of Credit Related Documents), all as the same may be amended, amended and restated, replaced, renewed, supplemented or otherwise modified from time to time.

        "LOCKED BOXES" shall mean, collectively, the Bliss Locked Box and the Parent Locked Box, and "Locked Box" shall mean either the Bliss Locked Box of the Parent Locked Box, as the case may be.

        "MATERIAL ADVERSE EFFECT" shall mean the occurrence or existence of a material adverse effect on: (a) the business, property, assets, operations or condition, financial or otherwise, of the Borrower and the Guarantor Subsidiaries, taken as a whole; (b) the ability of the Borrowers or the Guarantor Subsidiaries, taken as a whole, to perform any of their payment or other Obligations under this Agreement or any of the other Loan Documents to which it is a party; (c) the legality, validity or enforceability of a Borrower's or any Guarantor Subsidiary's Obligations under this Agreement or any of the other Loan Documents to which it is a party; or (d) the ability of Bank to exercise its rights and remedies with respect to, or otherwise to realize upon any of the Collateral, the Premises or any other security for the Obligations .

        "MAXIMUM RATE" shall have the meaning ascribed thereto in SECTION 3.10 hereof.

        "MORTGAGES" shall have the meaning ascribed thereto in SECTION 5.4 hereof.

        "MORTGAGED PREMISES" shall have the meaning ascribed thereto in SECTION
5.4 hereof.

        "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 4001(a)
(3) of ERISA.

        "NOTE AGREEMENT" shall mean that certain Note Purchase Agreement, dated as of November 16, 1990, between the Noteholders and the Parent, as in effect on the Effective Date.

        "NOTEHOLDERS" shall mean, collectively, Reliastar Life Insurance Company (f/k/a Northwestern National Life Insurance Company), Northern Life Insurance Company, Reliastar Bankers Security Life Insurance Company (successor by merger to the North Atlantic Life Insurance Company of America), Commercial Union Life Insurance Company of New York and Texas Life Insurance Company.

        "OBLIGATIONS" shall mean the Loans and all other loans, advances, debts, liabilities, obligations, covenants and duties owing to Bank or any Affiliate of Bank from a

Borrower or any Guarantor Subsidiary of any kind, present or future, whether or not evidenced by or arising out of this Agreement, any of the Loan Documents, or any other agreement, transaction, extension of credit, letter of credit, guaranty or indemnification or in any other manner, whether or not for the payment of money, whether direct or indirect (including acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, and including, without limitation, all interest, charges, expenses, fees and any other sums chargeable to a Borrower or any Guarantor Subsidiary in connection with any of the foregoing, and all Attorneys' Fees.

        "PARENT LOCKED BOX" shall have the meaning ascribed thereto in SECTION
7.3 hereof.

        "PARENT SPECIAL ACCOUNT" shall have the meaning ascribed thereto in
SECTION 7.4 hereof.

        "PARENT'S EXISTING LOANS" shall have the meaning ascribed thereto in
SECTION 2.2 hereof.

        "PATENT ASSIGNMENTS" shall have the meaning ascribed thereto in SECTION
5.2 hereof.

        "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan) and to which a Borrower, any Guarantor Subsidiary or any corporation, trade or business that is, along with a Borrower or any Guarantor Subsidiary, a member of a Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding six (6) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

        "PERMITTED LIENS" shall mean the liens and interests in favor of Bank granted in connection herewith or otherwise and, to the extent reflected on the applicable Borrower's or Guarantor Subsidiary's books and records and not impairing the operations of such Borrower or such Guarantor Subsidiary or any performance hereunder or contemplated hereby: (i) liens arising by operation of law for taxes not yet due and payable; (ii) statutory liens of mechanics, materialmen, shippers and warehousemen for services or materials for which payment is not yet due; (iii) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) liens, if any, specifically permitted by Bank from time to time in writing; (v) liens securing obligations under capitalized leases or purchase money Indebtedness permitted by SECTION 10.11(iv) on the property subject thereto, provided that (a) such capitalized leases and purchase money Indebtedness shall not be secured by any of the Collateral or the Premises granted or mortgaged to Bank on the Effective Date and thereafter, (b) any liens relating to such capitalized leases and purchase money Indebtedness shall not extend to cover any other property of either Borrower or any Guarantor Subsidiary other than the property so acquired, and (c) the principal amount (i.e., exclusive of interest, fees, expenses and other charges) of such capitalized leases and purchase money Indebtedness shall not exceed the lesser of (A) the fair market value of the purchased or leased property at the time of the purchase or lease or (B) the purchase price or the total lease amount thereof (which, in the case of property purchased subject to existing liens, shall include the amount secured by such liens) ; (vi) liens for taxes, assessments and other similar charges to the extent payment thereof shall not at the time be required to be made in accordance with the provisions of SECTION 10.10; (vii) the liens granted to the Noteholders to secure the obligations under the Note Agreement; and (viii) the following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted of which the applicable Borrower or Guarantor Subsidiary has given prior notice to Bank and for which appropriate reserves (in Bank's reasonable discretion) have been established and so long as levy and execution have been and continue to be stayed: claims of mechanics, materialmen, shippers, warehouseman, carriers and landlords.

        "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorpo- rated organization, association, corporation, limited liability company, institution, entity, party or government or governmental entity.

        "PLAN" shall have the meaning ascribed thereto in SECTION 10.3 hereof.

        "PLEDGE AGREEMENT" shall have the meaning ascribed thereto in SECTION
5.9 hereof.

        "PREMISES" shall mean, collectively and individually, the Leased Premises, the Mortgaged Premises and the Cleveland Premises.

        "PRIME RATE" shall have the meaning ascribed thereto in SECTION 3.1 hereof.

        "REAL ESTATE TERM LOAN" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

        "REAL ESTATE TERM LOAN FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

        "REMITTANCES" shall have the meaning ascribed thereto in SECTION 7.3 hereof.

        "REQUESTING BORROWER" shall mean any Borrower requesting a Revolving Loan and/or a Letter of Credit.

        "RESERVE AMOUNT" shall mean an amount determined by Bank, in its reasonable discretion, as a reserve against Collateral values and potential or anticipated obligations of either Borrower, including, without limitation, (i) tax liabilities and other obligations owing to governmental entities including all amounts referred to in SECTION 10.10 hereof, (ii) litigation liabilities,
(iii) the Environmental Compliance Reserve, (iv) the anticipated costs and expenses relating to the liquidation of Collateral or the Premises, (v) unpaid sales taxes, (vi) those reserve amounts as required to be held as reserves under generally accepted accounting principles, (vii) liabilities and other obligations owing by such Borrower to any lessor of real property leased by such Borrower or to any warehouseman, (viii) with respect to the Parent, the amount of the obligations of Parent pursuant to the terms of the Kirk Foley Guaranty, and (ix) with respect to the Parent, the amount of the obligations of Parent (or Bliss or any Guarantor Subsidiary, as the case may be) owing to the Noteholders pursuant to the terms of the Note Agreement, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified. The Reserve Amount shall be reduced from time to time to the extent of each payment by the applicable Borrower in respect of claims and liabilities upon which the Reserve Amount is based. On the Effective Date, the Reserve Amount with respect to the Parent equals Two Million One Hundred Eighty-Five Thousand Seven Hundred Fifty Dollars ($2,185,750) and the Reserve Amount with respect to Bliss equals Zero Dollars ($0) .

        "REVOLVING LOAN FACILITY" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

        "REVOLVING LOANS" shall have the meaning ascribed thereto in SECTION 2.3 hereof.

        "SECURITY AGREEMENT" shall have the meaning ascribed thereto in SECTION
5.1 hereof.

        "SOLVENT" shall mean, with respect to any Person, that (i) fair value of the property of the Person is, on the date of determination, greater than the total amount of liabilities (including contingent liabilities) of the Person as of that date, (ii) as of that date, the Person is able to pay all liabilities of the Person as those liabilities mature, and (iii) the Person does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. In computing the amount of contingent liabilities at any time, it is intended that they be computed at the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

        "SPECIAL ACCOUNTS" shall mean, collectively, the Bliss Special Account and the Parent Special Account, and "Special Account" shall mean either the Bliss Special Account of the Parent Special Account, as the case may be.

        "SUBSIDIARY" shall mean any Person as to which Borrower owns, directly or indirectly, at least fifty percent (50%) of the outstanding shares of capital stock or other interests (including, without limitation, membership interests) having ordinary voting power for the election of directors, officers, managers, trustees or other controlling Persons, or an equivalent controlling interest.

        "TERM LOANS" shall mean, collectively, the Bliss Equipment Term Loan, the Real Estate Term Loan and the Special Term Loan.

        "TOTAL FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

        "UNUSED REVOLVING LOAN FACILITY AMOUNT" shall mean, for any period, the average daily amount for such period by which:

        (i) Thirteen Million Dollars ($13,000,000) on each day during such period

EXCEEDS

        (ii) the sum of (a) the aggregate outstanding principal amount of all Revolving Loans on each day during such period plus (b) the aggregate Letter of Credit Face Amount of all Letters of Credit outstanding on each day during such period .

        "WELFARE PLAN" shall mean a "welfare plan", as such term is defined in
Section 3(1) of ERISA.

        1.2 ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles.


2. LOANS AND OTHER FINANCIAL ACCOMMODATIONS.
   -----------------------------------------

        2.1 TOTAL FACILITY. Bank will make up to a Twenty Million Dollar ($20,000,000) reducing total credit facility (the "Total Facility") available to Borrowers, subject to the terms and conditions of this Agreement and comprised of the following loans or other financial accommodations advanced, made or made available under the following facilities (collectively, the "Loans") : (i) Revolving Loans (as hereinafter defined) to be advanced under the Revolving Loan facility (the "Revolving Loan Facility"), (ii) a term loan with respect to certain real property (the "Real Estate Term Loan") to be advanced under the Real Estate Term Loan facility (the "Real Estate Term Loan Facility"), (iii) a term loan with respect to machinery and equipment owned by Bliss (the "Bliss Equipment Term Loan") to be advanced under the Bliss Equipment Term Loan facility (the "Bliss Equipment Term Loan Facility"), (iv) a special term loan (the "Special Term Loan") to be advanced under the Special Term Loan facility (the "Special Term Loan Facility"), and (v) as a portion of the Revolving Loan Facility, a letter of credit facility (the "Letter of Credit Facility"), all as more particularly described below.

        2.2 AFFIRMATION OF EXISTING LOANS. Parent acknowledges, affirms and agrees that, as of the Effective Date, Six Million Seven Hundred Fifty Thousand Nine Hundred Fifty-Two Dollars ($6,750,952) of the Existing Loans is currently due and owing directly by Parent to Bank ("Parent's Existing Loans") . Bliss acknowledges, affirms and agrees that, as of the Effective Date, Thirteen Million Two Hundred Forty Nine Thousand Forty-Eight Dollars ($13,249,048) of the Existing Loans is currently due and owing directly by Bliss to Bank ("Bliss' Existing Loans").

        2.3 REVOLVING LOAN FACILITY. Until the termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, revolving loans under the Revolving Loan Facility will be lent and relent to each Borrower from time to time (such loans being referred to collectively as the "Revolving Loans" and each of such loans being referred to individually as a "Revolving Loan") in an amount not to exceed the Individual Borrower Revolving Loan Borrowing Base applicable to such Borrower. Notwithstanding the foregoing sentence, in no event shall Bank be obligated to make Revolving Loans if, either immediately before or after giving effect to any such Revolving Loan, (i) a Deficiency has occurred and is continuing or shall occur, or (ii) an Event of Default has occurred and is continuing or shall occur by making such Revolving Loan. The Eligible Inventory will be valued at the lower of cost or market value, determined on a "first in first out" basis, consistently applied. Bank shall, to the extent of Four Million Five Hundred Thousand Dollars ($4,500,000) of the Parent's Existing Loans, satisfy all or a portion of its agreement to make Revolving Loans to Parent on the Effective Date by converting such amount of the Parent's Existing
Loans into a revolving Loan, whereupon such converted amount shall be a Revolving Loahn owing by Parent for all purposes of this Agreement and the other Loan Documents. In addition, Bank shall, to the extent of Eight Million Five Hundred thousand dollars ($8,500,000) of Bliss' Existing Loans, satisfy all or a portion of its agreement to make Revolving Loans to Bliss on the Effective Date by converting such amount of Bliss' Existing Loans into a Revolving Loan, whereupon such converted amount shall be a Revolving Loan owing by Bliss for all purposes of this Agreement and the other Loan documents. Each such conversion shall be deemed to have taken place at the time the applicable Borrower executes and delivers this Agreement. the Revolving Loan Facility hereunder represents, in part, a renewal of certain of the Existing Loans outstanding as of the Effective Date. The amounts of the Existing Loans referred to above originally outstanding under the Existing Credit Agreement are continuing Indebtedness of borrowers to Bank, and nothing contained herein or in any other Loan document shall be construed to deem such amounts paid, or to release or terminate any lien, guaranty or security interest given to secure such amounts. Payment in full of and satisfaction of all Indebtedness with respect to the Revolving Loans hereunder shall also be deemed to be payment in full and satisfaction of such amounts of the Existing Loans. The borrowers acknowledge and agree that, after its review of the results of the collateral survey to be performed on behalf of Bank by Barber & Mooney promptly after the Effective Date, Bank may, among other things and without limiting the discretion of Bank hereunder, reduce the amount available hereunder for Revolving Loans and increase the principal amount of the Special Term Loan by the amount of any changes described in the immediately preceding sentence after its receipt of such collateral survey, Bank shall notify borrowers of such changes. Any such changes shall be deemed to be effective as of the date Bank notifies Borrowers of such changes.

        2.4 REAL ESTATE TERM LOAN FACILITY. The Real Estate Term Loan under the Real Estate Term Loan Facility will be made to Bliss with respect to the Mortgaged Premises in the amount of Two Million Two Hundred fifty Thousand dollars ($2,250,00) on the Effective Date. The principal of the Real Estate Term Loan shall be payable by Bliss in one hundred twenty (120) consecutive equal monthly installments of Eighteen Thousand Seven Hundred fifty dollars ($18,750) each, commencing on July 1, 1997 and thereafter on the first day of each calendar month; PROVIDED, HOWEVER, that notwithstanding for foregoing amortization schedule for the Real estate Term Loan, upon the effective date of any temrination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, all amounts then outstanding under the Real Estate Term Loan shall become immediately due and payable without notice or demand. No repayment or prepayment of the Real Estate Term Loan shall be reason for any relending or additional lending of Real Estate Term Loan proceeds to Bliss. Bank shall, to the extent of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) of Bliss' Existing Loans, satisfy all of its agreement to make the Real Estate Term Loan to Bliss on the Effective Date by converting such amount of Bliss' Existing Loans into the Real Estate Term Loan, whereupon such converted amount shall be the Real Estate Term Loan owing by Bliss for all purposes of this Agreement and the other Loan Documents. Such conversion shall be deemed to have taken place at the time Bliss executes and delivers this Agreement. The Real Estate Term Loan Facility hereunder represents, in part, a renewal of certain of the Existing Loans outstanding as of the Effective Date. The amount of the Existing Loans referred to above originally outstanding under the Existing Credit Agreement is continuing Indebtedness of Bliss to Bank, and nothing contained herein or in any other Loan Document shall be construed to deem such amount paid, or to release or terminate any lien, guaranty or security interest given to secure such amount. Payment in full of and satisfaction of all Indebtedness with respect to the Real Estate Term Loan hereunder shall also be deemed to be payment in full and satisfaction of such amount of the Existing Loans.

        2.5 (INTENTIONALLY OMITTED]

        2.6 BLISS EQUIPMENT TERM LOAN FACILITY. The Bliss Equipment Term Loan under the Bliss Equipment Term Loan Facility will be made to Bliss with respect to Bliss' eligible machinery and equipment in the amount of Two Million Four Hundred Ninety-Nine Thousand Forty-Eight Dollars ($2,499,048) on the Effective Date. The principal of the Bliss Equipment Term Loan shall be payable by Bliss in eighty-four (84) consecutive equal monthly installments of Twenty-Nine Thousand Seven Hundred Fifty-One Dollars ($29,751) each, commencing on July 1, 1997 and thereafter on the first day of each calendar month; PROVIDED, HOWEVER, that notwithstanding the foregoing amortization schedule for the Bliss Equipment Term Loan, upon the effective date of any termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, all amounts then outstanding under the Bliss Equipment Term Loan shall become immediately due and payable without notice or demand. No repayment or prepayment of the Bliss Equipment Term Loan shall be reason for any relending or additional lending of Bliss Equipment Term Loan proceeds to Bliss. Bank shall, to the extent of Two Million Eight Hundred Seventeen Thousand Eighty-Five Dollars ($2,817,085) of Bliss' Existing Loans, satisfy all of its agreement to make the Bliss Equipment Term Loan to Bliss on the Effective Date by converting such amount of Bliss' Existing Loans into the Bliss Equipment Term Loan, whereupon such converted amount shall be the Bliss Equipment

Term Loan owing by Bliss for all purposes of this Agreement and the other Loan Documents. Such conversion shall be deemed to have taken place at the time Bliss executes and delivers this Agreement. The Bliss Equipment Term Loan Facility hereunder represents, in part, a renewal of certain of the Existing Loans outstanding as of the Effective Date. The amount of the Existing Loans referred to above originally outstanding under the Existing Credit Agreement is continuing Indebtedness of Bliss to Bank, and nothing contained herein or in any other Loan Document shall be construed to deem such amount paid, or to release or terminate any lien, guaranty or security interest given to secure such amount. Payment in full of and satisfaction of all Indebtedness with respect to the Bliss Equipment Term Loan hereunder shall also be deemed to be payment in full and satisfaction of such amount of the Existing Loans.

        2.7 SPECIAL TERM LOAN FACILITY. The Special Term Loan under the Special Term Loan Facility will be made to Parent in the amount of Two Million Two Hundred Fifty Thousand Nine Hundred Fifty-Two Dollars ($2,250,952) on the Effective Date. The principal of the Special Term Loan shall be due and payable upon the effective date of any termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof. Prior to such time, Parent shall reduce the outstanding principal amount of the Special Term Loan by (i) making a payment to Bank of Two Million Dollars ($2,000,000) to Bank on or prior to August 31, 1997 (which payment may be made utilizing HRS Proceeds and which payment shall be applied to the principal installments of the Special Term Loan set forth in clause (ii) below in inverse order of maturity), and (ii) making consecutive equal monthly principal payments of Fifty Thousand Dollars ($50,000) each, commencing on July 1, 1997 and thereafter on the first day of each calendar month. No repayment or prepayment of the Special Term Loan shall be reason for any relending or additional lending of Special Term Loan proceeds to Parent. Bank shall, to the extent of Two Million Two Hundred Fifty Thousand Nine Hundred Fifty-Two Dollars ($2,250,952) of the Parent's Existing Loans, satisfy all of its agreement to make the Special Term Loan to Parent on the Effective Date by converting such amount of the Parent's Existing Loans into the Special Term Loan, whereupon such converted amount shall be the Special Term Loan owing by Parent for all purposes of this Agreement and the other Loan Documents. Such conversion shall be deemed to have taken place at the time Parent executes and delivers this Agreement. The Special Term Loan Facility hereunder represents, in part, a renewal of certain of the Existing Loans outstanding as of the Effective Date. The amount of the Existing Loans referred to above originally outstanding under the Existing Credit Agreement is continuing Indebtedness of Parent to Bank, and nothing contained herein or in any other Loan Document shall be construed to deem such amount paid, or to release or terminate any lien, guaranty or security interest given to secure such amount. Payment in full of and satisfaction of all Indebtedness with respect to the Special Term Loan hereunder shall also be deemed to be payment in full and satisfaction of such amount of the Existing Loans.

        2.8 (INTENTIONALLY OMITTED]

        2.9 LETTER OF CREDIT FACILITY. Until the termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, Bank may issue letters of credit for the account of either Borrower from time to time ("Letters of Credit") under the Letter of Credit Facility; PROVIDED, HOWEVER, that the Individual Letter of Credit Availability for each Borrower and the Aggregate Letter of Credit Availability shall always be greater than or equal to zero (0). In the event Bank determines that it shall issue a Letter of Credit, such Letter of Credit shall be for an amount and a term, and shall be subject to such other terms and conditions, as may be acceptable to Bank, in its sole discretion. In no event shall any commercial Letter of Credit have an expiration date which is more than ninety (90) days from the date of issuance thereof, unless Bank shall otherwise agree. Notwithstanding the foregoing, Bank shall not be obligated to issue Letters of Credit if, either immediately before or after giving effect to any such issuance, (i) a Deficiency has occurred and is continuing or shall occur or (ii) an Event of Default has occurred and is continuing or shall occur by issuing any such Letter of Credit. All Existing Letters of Credit, including, but not limited to, the First Chicago Letter of Credit, shall be deemed to be outstanding hereunder as Letters of Credit for all purposes of this Agreement and shall be subject to the terms of this Agreement from and after the Effective Date.

        2.10 DISBURSEMENT OF LOANS. All disbursements of proceeds of the Loans requested by Borrower pursuant to SECTION 2.11 shall be effectuated by Bank's crediting (i) Account No. 8055204 at Bank, in the case of Loans requested by Parent, and (ii) Account No. 8055253 at Bank, in the case of Loans requested by Bliss. Each such account is structured and utilized as a non-controlled disbursement account; PROVIDED, HOWEVER, that Bank may at any time hereafter elect not to credit proceeds of the Loans to the aforedescribed non- controlled disbursement accounts, but instead may establish a similar controlled disbursement account for either Borrower at Bank and disburse proceeds of the Loans by crediting such controlled disbursement account of such Borrower at Bank.

        2.11 PROCEDURE FOR ADVANCING REVOLVING LOANS AND ISSUING LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, Bank will, from time to time on any Business Day prior to the termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, upon the oral or written request of a Requesting Borrower therefor, advance Revolving Loans to such Requesting Borrower's account described in SECTION 2.10 hereof or issue Letters of Credit, as the case may be; PROVIDED, HOWEVER, that in the event Bank elects to establish a controlled disbursement account as set forth in SECTION
2.10 for a Borrower, then such Borrower shall thereafter be deemed to have requested a Revolving Loan each time a check drawn on such account by such Borrower is presented to Bank for payment thereof. The Requesting Borrower shall specify in each such request whether a Revolving Loan or a Letter of Credit is being requested by such Requesting Borrower. In the event a Requesting Borrower requests a Letter of Credit, such request shall be accompanied by a completed version of Bank's customary letter of credit application form. If Bank receives a request from a Requesting Borrower for a Revolving Loan prior to 12:00 noon, Cincinnati, Ohio time on a Business Day, Bank will advance such Revolving Loan on that same Business Day. If Bank receives a request from a Requesting Borrower for a Revolving Loan after 12:00 noon, Cincinnati, Ohio time on a Business Day, Bank will advance such requested Revolving Loan on the next Business Day. If Bank receives a request from a Requesting Borrower for a Letter of Credit, Bank will issue such Letter of Credit on the third (3rd) Business Day following receipt of such request and the application form for such Letter of Credit from such Requesting Borrower. Notwithstanding anything in this Agreement to the contrary, Bank shall not be obligated to advance Loans or issue Letters of Credit if, either immediately before or after giving effect to any such Loan or issuance of a Letter of Credit, (i) a Deficiency has occurred and is continuing or shall occur or (ii) an Event of Default has occurred and is continuing or shall occur by making such Loan or issuing such Letter of Credit. In the event that any of the terms of the above- referenced letter of credit application conflict with the terms of this Agreement, the terms of this Agreement shall control.

        2.12 NO LIMITATION ON LIENS. The limits on outstanding advances against the Individual Borrower Revolving Loan Borrowing Bases set forth in SECTION 2.3 hereof are not intended and shall not be deemed to limit in any way Bank's security interest in or lien on the Receivables, Inventory, Equipment, the Premises or any other collateral for the Obligations.


        2.13 DEFICIENCY. If a Deficiency occurs, the Parent or Bliss, as the case may be, shall immediately, without demand or notice, reduce the outstanding balance of the Loans made to Parent or Bliss, as the case may be, so that such Deficiency shall no longer exist; PROVIDED, HOWEVER, that with respect to the occurrence of a Discretionary Base Deficiency, the applicable Borrower shall have ten (10)

Business Days following the occurrence thereof to eliminate such Discretionary Base Deficiency.

        2.14 DRAWING UNDER LETTERS OF CREDIT TO CONSTITUTE REVOLVING LOANS. Upon each drawing under a Letter of Credit, Bank shall seek reimbursement from any amounts then on deposit in the applicable Borrower's Letter of Credit Collateral Account. In the event that (i) no amounts are then on deposit in such Letter of Credit Collateral Account, (ii) the amount then on deposit in such Letter of Credit Collateral Account is insufficient to pay the amount of such drawing,
(iii) Bank is legally prevented or restrained from immediately applying amounts on deposit in such Letter of Credit Collateral Account or (iv) the applicable Borrower is required to make a payment under SECTION 13.3 hereof and fails to make such payment as required, then the amount of each unreimbursed drawing under such Letter of Credit and payment required to be made under SECTION 13.3 shall automatically be converted into a Revolving Loan made to such Borrower on the date of such drawing for all purposes of this Agreement (but without any requirement for compliance with any conditions to the making of Revolving Loans contained in SECTION 6 and SECTION 2.11 hereof). To the extent that Bank applies amounts on deposit in the applicable Borrower's Letter of Credit Collateral Account as aforesaid and, thereafter, such application (or any portion thereof) is rescinded or any amount so applied must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of such Borrower or otherwise, then the amount so rescinded or returned shall automatically be converted into a Revolving Loan made to such Borrower on the date of such drawing for all purposes of this Agreement (but without any requirement for compliance with any conditions to the making of Revolving Loans contained in SECTION 6 and SECTION
2.11 hereof). Each Borrower's obligation to reimburse Bank with respect to each drawing under a Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which such Borrower may have or have had against Bank or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of an Event of Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any drawing under a Letter of Credit to conform to the terms of such Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing or the legality, validity, form, regularity or enforceability of such Letter of Credit.

        2.15 NATURE OF REIMBURSEMENT OBLIGATIONS. Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Bank shall not be responsible for:

                (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;


                (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transfer- ring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted the Bank hereunder. In furtherance and extension, and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Bank in good faith shall be binding upon Borrowers and shall not put the Bank under any resulting liability to Borrowers.

        2.16 EFFECT OF AMENDMENT AND RESTATEMENT. Each Borrower and, by its execution and delivery of the Consent and Agreement attached hereto, each Guarantor Subsidiary acknowledges and agrees that (i) this Agreement and the documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of (y) the Existing Loans or the Existing Letter of Credit Obligations under the Existing Credit Agreement and the Existing Letter of Credit Related Documents as in effect prior to the Effective Date or (z) the existing guaranty obligations under the Existing Credit Agreement (the "Existing Guaranty Obligations") as in effect prior to the Effective Date, (ii) the Existing Loans, the Existing Guaranty Obligations and the Existing Letter of Credit Obligations are in all respects enforceable with only the terms thereof being modified as provided by this Agreement and the other Loan Documents, (iii) the liens and security interests of Bank securing payment of the Existing Loans, the Existing Guaranty Obligations and the Existing Letter of Credit Obligations under the Loan Documents (as defined in the Existing Financing Agreement) and the Existing Letter of Credit Related Documents are in all respects continuing and in full force and effect with respect to the Obligations hereunder, and (iv) all references to the "Credit Agreement" or words of like import in any document, instrument or agreement executed and delivered in connection with the Existing Credit Agreement (to the extent not amended and restated in connection with this Agreement or expressly superseded by any agreement, instrument or other document executed in connection with this Agreement) shall be deemed to refer, without further amendment, to this Agreement as this Agreement may be further amended or modified. The security interest in, lien upon and/or conditional assignment of rights and interest of Borrowers and each other Person granted to Bank pursuant to the Loan Documents (as defined in the Existing Financing Agreement) are hereby ratified and shall continue from and after the Effective Date.

3. INTEREST CHARGES; FEES.
   ----------------------

        3.1 INTEREST ON LOANS. The applicable Borrower shall pay Bank interest on the average daily outstanding principal amount of its (a) Revolving Loans and all other Obligations (other than the Letter of Credit Obligations and the Term Loans) at a per annum rate which shall vary from time to time equal to the rate announced at Bank from time to time as its prime rate (the "Prime Rate"),
(b) Bliss Equipment Term Loan and Real Estate Term Loan at a per annum rate which shall vary from time to time equal to the Prime Rate plus one-half percent (.50%), and (c) Special Term Loan at a per annum rate which shall vary from time to time equal to the Prime Rate PLUS two percent (2.00%), each such rate to be adjusted on the effective date of any change in the Prime Rate by Bank. Notwithstanding clause (c) above, in the event that the HRS Sale shall not have been consummated on or before June 30, 1997, the per annum rate of interest on the outstanding principal amount of the Special Term Loan shall be increased to the Prime Rate PLUS two and one-quarter percent (2.25%). Such interest rate shall be reduced to the rate referred to in clause (c) above upon the consummation of the HRS Sale in compliance with the terms of this Agreement. The Prime Rate is determined solely by Bank pursuant to market factors and its own operating needs and is not necessarily Bank's best or most favorable rate for commercial or other loans. The per annum rate of interest applicable at all times after the occurrence of an Event of Default shall be the applicable rate of interest set forth above plus an additional two percent (2.00%) per annum.

        3.2 INCREASED COSTS - CAPITAL ADEQUACY. In case of any change in law or governmental rules, regulations, guidelines or orders (or any interpretations thereof) or the introduction of new laws, regulations or guidelines regarding capital adequacy, capital maintenance or similar requirement or has the effect thereof (including a requirement which affects the manner in which Bank allocates capital resources to any of its commitments, including its commitments hereunder) and as a result of such change or introduction, in the opinion of Bank (in its sole and absolute discretion), the rate of return on Bank's capital as a consequence of its lending commitments hereunder is reduced to a level below that which Bank could have achieved but for such circumstances (taking into consideration Bank's policies with respect to capital adequacy and capital maintenance) by an amount deemed by Bank to be material, then and in each such case Bank may charge Borrowers an additional fee which will compensate Bank for such reduction in the rate of return caused by such requirements.

        3.3 (INTENTIONALLY OMITTED]

        3.4 TERM LOAN FEE. Borrowers shall pay Bank a closing fee of Five Thousand Dollars ($5,000) with respect to the Bliss Equipment Term Loan and the Real Estate Equipment Term Loan on the Effective Date.

        3.5 UNUSED FACILITY FEE. Borrowers shall pay to the Bank, for the period from and including the Effective Date and continuing until the termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, an unused facility fee computed at the rate of one-quarter of one percent (0.25%) per annum on the Unused Revolving Loan Facility Amount, payable for each month (or, in the case of the first such payment, portion of the calendar month since the Effective Date) by Borrowers monthly in arrears on the first day of the following calendar month, commencing with the first such date following the Effective Date, and on the date this Agreement shall have been terminated pursuant to SECTION 11 and/or SECTION 13 hereof.

        3.6 LETTER OF CREDIT FEES. The applicable Borrower shall pay Bank a letter of credit fee equal to (a) one and one-half percent (1.50%) per annum of the face amount of each standby Letter of Credit, computed on the basis of a year of three hundred sixty (360) days and applied to actual days elapsed and payable monthly in arrears on the first day of each month, and (b) Bank's customary fees with respect to commercial Letters of Credit, payable on the date of issuance thereof (and upon each renewal thereof, if applicable). In addition, the applicable Borrower shall pay Bank all of Bank's standard and customary fees and charges to issue, terminate or amend any Letter of Credit.

        3.7 INTEREST RATE PROTECTION. Each Borrower may, at such Borrower's cost, obtain and maintain interest rate protection to protect against future increases in the Prime Rate.

        3.8 CALCULATION OF CERTAIN CHARGES. Accrued interest charges and the fees set forth in SECTION 3.5 shall be computed on the basis of a year of three hundred sixty (360) days and applied to actual days elapsed and shall be payable monthly to Bank on the first day of each month hereafter. All such interest charges and other fees hereunder shall be paid in arrears, except that the fees set forth in SECTION 3.3 and SECTION 3.4, shall be paid in accordance with such Sections.

        3.9 CHARGING LOAN ACCOUNT. Each Borrower hereby authorizes Bank, at Bank's option, to charge any account or charge or increase any Loan balance of Borrower at Bank for the payment or repayment of any interest or principal of the Loans or any fees, charges or other amounts due to Bank hereunder or otherwise.

        3.10 MAXIMUM RATE. If at any time the rate of interest computed in the manner provided in this SECTION 3 ("Applicable Rate"), together with all fees and charges as provided for herein or in any other Loan Document (collective-ly, the "Charges"), which are treated as interest under applicable law exceeds the maximum lawful rate (the "Maximum Rate") allowed under applicable law, the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; PROVIDED, HOWEVER, that any subsequent reduction in the Prime Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in a Borrower having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by Bank shall be credited on the principal balance owing hereunder (or, if all sums owing hereunder have been paid in full, refunded to such Borrower), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

4. MONTHLY ACCOUNTINGS. Bank will provide each Borrower monthly with a statement of advances, charges and payments made pursuant to this Agreement and such account rendered by Bank shall be presumptive evidence of the amount of the Obligations owing and unpaid by such Borrower and shall be deemed binding as against such Borrower unless such statement contains manifest errors.

5. SECURITY. The Obligations shall be secured by the documents and collateral described in this SECTION 5 and the documents described in the Exhibits and Schedules to this Agreement, each of which are incorporated herein by reference. The following documents shall be in form and substance satisfactory to Bank and its counsel, and the Collateral, the Premises, and other assets and property covered thereby shall secure the Obligations in such order as may be determined by Bank in its sole discretion.

        5.1 SECURITY AGREEMENT. The Obligations shall be secured by a security interest in all of the Collateral, pursuant to an Amended and Restated Security Agreement in substantially the form of EXHIBIT A attached hereto and incorporated herein by reference (the "Security Agreement") and accompanying financing statements in form and substance suitable for filing under the applicable state(s) version(s) of the Uniform Commercial Code. The Obligations also shall be secured by a security interest in all of the Collateral of HMI Inc., Tube-Fab and HMI Acceptance, pursuant to (i) a General Security Agreement, dated June 6, 1997, executed by HMI Inc. in favor of Bank, (ii) a General Security Agreement, dated June 6, 1997, executed by Tube-Fab in favor of Bank,
(iii) a General Security Agreement, dated June 6, 1997, executed by HMI Acceptance in favor of Bank, and (iv) a Demand Debenture, dated June 6, 1997, executed by Tube-Fab in favor of Bank, each of which is attached hereto as EXHIBIT B and incorporated herein by reference (as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Canadian Security Agreements") and accompanying financing statements in form and substance suitable for filing under Ontario's and Prince Edward Island's equivalent of the Uniform Commercial Code.

        5.2 PATENT ASSIGNMENTS. The Obligations shall be secured by an assignment of (a) Parents's patents, trademarks, licenses and related rights and interests, pursuant to a Contingent Patent, Trademark and License Assignment in substantially the form attached hereto as EXHIBIT C-1, and incorporated herein by reference, and (b) Bliss' patents, trademarks, licenses and related rights and interests, pursuant to a Contingent Patent, Trademark and License Assignment in substantially the form attached hereto as EXHIBIT C-2, and incorporated herein by reference (collectively, the "Patent Assignments").

        5.3 [INTENTIONALLY OMITTED]

        5.4 MORTGAGES. The Obligations shall be secured by a mortgage on and security interest in all of Bliss' and

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

Newton's owned real property and all improvements thereon and all of Bliss' and Newton's right, title and interest in and to its leasehold interest in the real property, as applicable, located at (i) 1536 First Street, Newton Falls, Ohio 44444, (ii) 1536 First Street, Newton Falls, Ohio 44444, and (iii) 207 N. Four Mile Run Road, Youngstown, Ohio 44515, (collectively and individually, the "Mortgaged Premises"), pursuant to Open-End Mortgage and Security Agreements, and First Amendments to Open-End Mortgages, in substantially the forms attached hereto as Exhibit E-1, Exhibit E-2, Exhibit E-3 and Exhibit E-4, respectively (collectively, the "Mortgages"), and incorporated herein by reference.

        5.5 (INTENTIONALLY OMITTED]

        5.6 (INTENTIONALLY OMITTED)

        5.7 INTERCREDITOR AGREEMENT. Bank, Noteholders, Borrowers and the Guarantor Subsidiaries shall enter into an Intercreditor Agreement in form and substance satisfactory to Bank ("Intercreditor Agreement"), and incorporated herein by reference.

        5.8 GUARANTYS. The Obligations shall be unconditionally guaranteed by
(a) HMI Inc., Tube-Fab and HMI Acceptance pursuant to the terms of a Canadian Guaranty in substantially the form of EXHIBIT I-1 attached hereto and incorporated herein by reference (the "Canadian Guaranty") I and (b) each Borrower and each Guarantor Subsidiary (other than HMI Inc., Tube-Fab and HMI Acceptance) pursuant to the terms of an Amended and Restated Guaranty in substantially the form of EXHIBIT I-2 attached hereto and incorporated herein by reference (the "Guaranty") .

        5.9 PLEDGE AGREEMENT. The Obligations shall be secured by a pledge of and security interest in all of the outstanding shares of capital stock of Bliss and each Guarantor Subsidiary, pursuant to a Pledge and Security Agreement in substantially the form of EXHIBIT J attached hereto and incorporated herein by reference (the "Pledge Agreement") .

6. DELIVERIES PRIOR TO DISBURSEMENT; FURTHER ASSURANCES. Prior to the effectiveness of this Agreement, Borrowers shall have delivered to Bank all of the documents, instruments and other information and shall have satisfied all other conditions described in EXHIBIT K attached hereto and incorporated herein by reference. Borrowers agree to execute and deliver or cause to be executed and delivered any and all further documents and instruments and to take any and all further actions as may be determined by Bank to be necessary or appropriate to the transactions contemplated herein.

7. RECEIVABLES; COLLECTION OF RECEIVABLES; DISPUTED RECEIVABLES; PROCEEDS OF INVENTORY.

        7.1 REPRESENTATIONS AND WARRANTIES REGARDING RECEIVABLES. Each Borrower agrees, represents and warrants that each Receivable of either Borrower or of HMI Inc. or Tube-Fab or HMI Acceptance and each invoice representing any such Receivable (other than proceeds of letters of credit, insurance proceeds, contract rights, chattel paper, instruments and documents not arising directly out of a sale or lease of goods or services) will cover a bona fide sale or lease and delivery of merchandise usually dealt in by such Borrower, HMI Inc. or Tube-Fab or HMI Acceptance, as the case may be, or the rendition by such Borrower, HMI Inc. or Tube-Fab or HMI Acceptance, as the case may be, of services to customers in the ordinary course of business, and will be for a liquidated amount maturing as stated in the schedule thereof and in the duplicate invoice covering said sale, and Bank's security interest therein, will not be subject to any offset, deduction, counterclaim, lien or other condition. None of either Borrower's, HMI Inc.'s or Tube-Fab's or HMI Acceptance's invoices shall be backdated, postdated or redated and neither Borrower nor HMI Inc. or Tube-Fab or HMI Acceptance shall make sales on extended dating or credit terms beyond that customary in such Borrower's, HMI Inc.'s or Tube- Fab's or HMI Acceptance's, as the case may be, industry. If any warranty is breached as to any Receivable or as to the invoice representing any such Receivable, then Bank may deem such Receivable ineligible, but Bank shall retain its security interest in such Receivable, until all Obligations have been fully satisfied. Each Borrower shall notify Bank promptly upon, but in no event later than one (1) Business Day after such Borrower's learning thereof, in the event any Eligible Receivable becomes ineligible for any reason other than the aging of such receivable and of the reasons for such ineligibility.

        7.2 DISPUTES AND CLAIMS REGARDING RECEIVABLES . On request after the occurrence of an Event of Default, the applicable Borrower, HMI Inc., or Tube-Fab, as the case may be, shall deliver any merchandise which has been returned to or recovered by it to Bank at a location or locations selected by Bank in its sole discretion. Each Borrower, HMI Inc. and Tube-Fab and HMI Acceptance shall also notify Bank in writing, simultaneously with the delivery of the Financials required to be delivered under SECTION 8.5, of all disputes and claims in the event that the aggregate amount of all such disputes and claims equal or exceed Two Hundred Fifty Thousand Dollars ($250,000) at any time during any calendar month. Each Borrower, HMI Inc. or Tube-Fab, as the case may be, shall settle or adjust all disputes and claims at no expense to Bank, but, after the occurrence of an Event of Default, no discount, credit or allowance outside the ordinary course of business or adverse extension, compromise or settlement shall be granted to any customer or account debtor and no returns of merchandise outside the ordinary course of business shall be given, made or accepted by such Borrower, HMI Inc., or Tube- Fab, as the case may be, without Bank's prior written consent.

        7.3 LOCKED BOXES. Bank may at any time deliver written notice to each Borrower (such notice being referred to as a "Cash Collateralization Notice") stating that on and after the date of such notice, all remittances of every kind due such Borrower ("Remittances") must be forwarded to its Locked Box and/or deposited into its Special Account. On and after the date on which Bank shall have delivered a Cash Collateralization Notice to each Borrower, (a) Parent shall rent and shall continue to rent a post office box at the U.S. Post Office bearing an address to be determined at that time (the "Parent Locked Box"), and
(b) Bliss shall rent and shall continue to rent a post office box at the U.S. Post Office bearing an address to be determined at that time (the "Bliss Locked Box") . On and after the date on which Bank shall have delivered a Cash Collateralization Notice to each Borrower, each Borrower shall notify all of its customers and account debtors to forward all Remittances to its Locked Box (such notices to be in such form and substance as Bank may require from time to time), and immediately upon receipt thereof, such Borrower shall deposit all other proceeds of Receivables, other Collateral or the Premises into its Locked Box (or into its Special Account) . Bank shall have sole access to the Locked Boxes at all times and Borrowers shall take all action necessary to grant Bank such sole access. Once established, neither Borrower shall remove, or permit to be removed by any Person other than Bank, any item from the Locked Boxes without Bank's prior written consent, and neither Borrower shall notify any customer or account debtor to pay any Remittance to any other place or address without Bank's prior written consent. If either Borrower should neglect or refuse to notify any customer or account debtor to pay any Remittance to its Locked Box, Bank shall be entitled to make such notification. Each Borrower hereby grants to Bank an irrevocable power of attorney, coupled with an interest, to take in Borrower's name on and after delivery of a Cash Collateralization Notice all action necessary (i) to grant Bank sole access to its Locked Box, (ii) to contact account debtors to pay any Remittance to its Locked Box or for any other reason, and (iii) to endorse each Remittance delivered to its Locked Box for deposit to its Special Account.

        7.4 SPECIAL ACCOUNTS. After delivery of a Cash Collateralization Notice, upon collection of Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations from (a) the Parent Locked Box, Bank shall deposit the same in an account to be established at Bank for Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations of the Parent (the "Parent Special Account"), and (b) the Bliss Locked Box, Bank shall deposit the same in an account to be established at Bank for Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations of Bliss (the "Bliss Special Account") . Prior to, on and after the date a Cash Collateralization Notice shall have been delivered, any Remittance or other proceeds of Receivables, other Collateral, the Premises or other security for the Obligations received by either Borrower shall be deemed held by such Borrower in trust and as fiduciary for Bank, and on and after the date a Cash Collateralization Notice shall have been delivered, such Borrower immediately shall deposit the same, in its original form, into its Locked Box or its Special Account. On and after the date a Cash Collateralization Notice shall have been delivered, each Borrower agrees that it will not commingle any such Remittance or other proceeds of Receivables, other Collateral, the Premises or any other security for the Obligations with any of such Borrower's other funds or property, but will hold it separate and apart therefrom in trust and as fiduciary for Bank. All deposits to the Special Accounts shall be Bank's property and shall be subject only to the signing authority designated from time to time by Bank, and neither Borrower nor any Person other than Bank shall have any interest therein or control thereover. Bank shall have sole access to the Special Accounts, and neither Borrower nor any Person other than Bank shall have access thereto. Bank shall have, and each Borrower hereby grants to Bank, a security interest in all funds held in such Borrower's Locked Box and Special Account as security for the Obligations. The Special Accounts shall not be subject to any deduction, set-off, banker's lien or any other right in favor of any person or entity other than Bank. Subject to the terms of this Agreement, prior to the occurrence of an Event of Default, deposits to the Special Accounts shall be applied FIRST to all accrued and unpaid interest on the principal amount of the applicable Borrower's Loans, SECOND to the outstanding principal amount of the applicable Borrower's Revolving Loans, THIRD to the then outstanding principal amount of the Special Term Loan, fourth to the principal installments of the Real Estate Term Loan in the inverse order of maturity, FIFTH to the principal installments of the Bliss Equipment Term Loan in the inverse order of maturity, and SIXTH to the other Obligations in such order and method of application as may be elected by Bank in its sole discretion. Subject to the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, deposits to the Special Accounts may be applied against the Obligations in such order and method of application as may be elected by Bank in its sole discretion. Any funds in the Special Accounts which Bank elects not to apply to the Obligations as provided in the preceding sentences may, at Bank's option, be paid over by Bank to the applicable Borrower or retained in the Special Account as continuing security for the Obligations. Each Borrower hereby indemnifies and holds Bank harmless from and against any loss or damage with respect to any Remittance deposited in the Special Accounts which is dishonored or returned for any reason. If any Remittance deposited in the Special Accounts is dishonored or returned unpaid for any reason, Bank, in its sole discretion, may charge the amount of such dishonored or returned Remittance directly against the applicable Borrower and/or any account maintained by such Borrower with Bank and such amount shall be deemed part of the obligations hereunder. Bank shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of Bank under this Agreement, other than loss or damage which is the consequence of Bank's gross negligence or willful misconduct. Each Borrower hereby agrees that it will not assert any claims or set-off rights against Bank as a result of such Borrower's maintaining its Special Account with Bank.

        7.5 CREDITING OF REMITTANCES. On and after the date a Cash Collateralization Notice shall have been delivered, for the purpose of calculating interest, all Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations shall be credited to the applicable Borrower (conditional upon final collection) two (2) Business Days after Bank receives notice of deposit of the same into such Borrower's Special Account; provided, however, in the event that Bank receives notice of such deposit later than 12:00 noon on any Business Day, such Remittance deposited shall be credited to such Borrower (conditional upon final collection) three (3) Business Days after such deposit. On and after the date a Cash Collateralization Notice shall have been delivered, for the purpose of determining the aggregate loan availability hereunder, all such Remittances shall be credited on the Business Day on which Bank receives notice of such deposit into the applicable Borrower's Special Account. From time to time, Bank may adopt such regulations and procedures as it may deem reasonable and appropriate with respect to the operation of the Special Accounts, the Locked Boxes and the services to be provided by Bank under this Agreement.

        7.6 COST OF COLLECTION. All costs of collection of Borrowers' Receivables, including Attorney's Fees, out-of-pocket expenses, administrative and record- keeping costs, and all service charges and costs related to the establishment and maintenance of the Locked Boxes and the Special Accounts shall be the sole responsibility of Borrowers, whether the same are incurred by Bank or either Borrower, and Bank, in its sole discretion, may charge the same against Borrowers and/or any account maintained by

Borrowers with Bank and the same shall be deemed part of the Obligations hereunder.

8. EXAMINATION OF COLLATERAL AND THE PREMISES; REPORTING.

        8.1 MAINTENANCE OF BOOKS AND RECORDS. Each Borrower shall keep and maintain complete books of account, records and files with respect to its business in accordance with generally accepted accounting principles consistently applied and shall accurately and completely record all transactions therein.

        8.2 ACCESS AND INSPECTION. Bank may at all times have access to and the right to examine and inspect all of either Borrower's or any Guarantor Subsidiary's real and personal property, and access to and the right to inspect, audit and make extracts from all of either Borrower's or any Guarantor Subsidiary's records, files and books of account; additionally, each Borrower shall execute and deliver at the request of Bank such instruments as may be necessary for Bank to obtain such information concerning the business of such Borrower or any Guarantor Subsidiary as Bank may require from any Person. Each Borrower shall furnish Bank with such statements and reports regarding such Borrower's or any Guarantor Subsidiary's financial condition and the results of such Borrower's or Guarantor Subsidiary's operations, in addition to those hereinafter required, and such other information as Bank may request from time to time. Each Borrower shall permit Bank to discuss such Borrower's or any Guarantor Subsidiary's financial matters with such Borrower's or Guarantor Subsidiary's officers and accountants (and hereby authorizes such officers and accountants to discuss such Borrower's or Guarantor Subsidiary's financial matters with Bank) .

        8.3 REPORTING REGARDING RECEIVABLES. (a) No later than forty (40) days after the end of each month, or sooner if available, each Borrower shall provide to Bank schedules in such form and substance and accompanied by such documents as Bank may require describing all Receivables created or acquired by such Borrower and by HMI Inc., Tube-Fab and HMI Acceptance.

        (b) No later than forty (40) days after the end of each month, or sooner if available, each Borrower shall deliver to Bank a monthly borrowing base certificate in the form of Exhibit L attached hereto and incorporated herein by reference (a "Borrowing Base Certificate") and monthly summary reports of such Borrower's (and HMI Inc.'s and Tube-Fab's and HMI Acceptance's) sales, credits to sales or credit memoranda applicable to sales, collections and non-cash charges in such form and substance as Bank may require.

        (c) No later than forty (40) days after the end of each month, or sooner if available, each Borrower shall deliver to Bank monthly summary reports in such form and substance as Bank may require of agings, broken down by invoice date, of accounts receivable, reconciled to the Borrowing Base Certificate for the end of such month , together with such further information with respect thereto as Bank may require. Each such monthly summary report also shall include a summary report of HMI Inc.'s and Tube-Fab's and HMI Acceptance's agings, broken down by invoice date, of accounts receivable for the end of such month, together with such further information with respect thereto as Bank may require. No later than forty (40) days after the end of each month, or sooner if available, each Borrower also shall deliver to Bank monthly summary reports in such form and substance as Bank may require of agings of accounts payable listed by invoice date, together with such further information with respect thereto as Bank may require. Each such monthly summary report shall include a report of HMI Inc.'s and Tube-Fab's and HMI Acceptance's agings of accounts payable listed by invoice date, together with such further information with respect thereto as Bank may require.

        8.4 REPORTING REGARDING INVENTORY. (a) Each Borrower shall conduct a full and complete physical count of its Inventory (and the Inventory of HMI Inc. and Tube-Fab and HMI Acceptance) at least quarterly or more frequently if Bank shall require, in a manner and in accordance with procedures approved by such Borrower's independent certified public accountants and Bank, and shall promptly extend, price and summarize such physical counts and submit a written report thereof to Bank no later than forty (40) days after the end of each calendar quarter.

        (b) Values shown on reports of Inventory shall be at the lower of cost or market value determined on a "first in first out" basis, consistently applied.

        (c) No later than forty (40) days after the end of each month, or more frequently, if Bank shall so request, each Borrower shall submit to Bank a summary inventory report in such form and substance as Bank may require reconciled to the Borrowing Base Certificate for the end of such month, broken down into such detail and with such categories as Bank shall require. Each such monthly summary report shall include an inventory report of HMI Inc. and Tube-Fab and HMI Acceptance, broken down into such detail and with such categories as Bank shall require

        (d) No later than forty (40) days after the end of each month, or sooner if available, each Borrower shall deliver to Bank a monthly Borrowing Base Certificate reporting the value of such Borrower's Inventory as of the end of the period for which such Borrower has provided Bank information in accordance with
SECTION 8.4(c).

        8.5 MONTHLY FINANCIAL STATEMENTS. Promptly when available and in any event not later than forty (40) days after the end of each month, Borrowers shall furnish to Bank monthly statements, on a consolidated and consolidating basis, showing each Borrower's and Guarantor Subsidiary's financial condition and the results of each Borrower's and Guarantor Subsidiary' 5 operations for the periods covered by such statements in such detail as Bank may from time to time require, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments and excluding footnotes) and containing all disclosures (other than footnotes) required to fully and accurately present the financial position and results of operations of each Borrower, each Guarantor Subsidiary and each of their respective divisions and to make such statements not misleading under the circumstances. Said statements shall include: (i) a comparison prepared by Borrowers of the consolidated projected financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses provided for in Section 8.6 hereof with the consolidated actual financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses and an explanation of any variations between them; and (ii) a comparison between consolidated actual calculated results and consolidated covenanted results for each of the Financial Covenants contained in Exhibit M attached hereto and incorporated herein by reference.

        8.6 ANNUAL PROJECTIONS. No later than thirty (30) days after the end of each of each Borrower's fiscal years, Borrowers shall furnish to Bank detailed consolidated projections for the next twelve (12) months setting forth consolidated projected income and cash flow for each month and the consolidated projected balance sheet as of the end of each month for each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses. Such consolidated projections shall be prepared in a manner fully and accurately presenting the consolidated projected financial condition and results of operations of each of the Manufactured product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses and making such projections not misleading under the circumstances.

        8.7 AUDITED ANNUAL FINANCIAL STATEMENTS. Promptly when available and in any event not later than ninety (90) days after the end of each of Borrowers' fiscal years, Borrowers shall submit to Bank statements (prepared on a consolidated basis), showing the financial condition of the Borrowers and the Guarantor Subsidiaries, the results of operations of the Borrowers and the Guarantor Subsidiaries, a balance sheet and related statements of income, shareholder's equity, and changes in cash flows of the Borrowers and the Guarantor Subsidiaries for the year then ended. Such statements shall be audited in accordance with generally accepted auditing standards by an independent certified public accountant acceptable to Bank and shall be prepared and presented in accordance with generally accepted accounting principles consistently applied. Such statements shall be delivered to Bank together with an audit report of such independent certified public accountant addressed to Bank.

        8.8 MANAGEMENT REPORTS. Borrowers shall furnish to Bank promptly upon receipt copies of all management letters and any other material reports provided by Borrowers' and the Guarantor Subsidiaries' independent accountants. Borrowers hereby authorize Bank to communicate directly with Borrowers' and Guarantor Subsidiaries' independent accountants to discuss Borrowers' and Guarantor Subsidiaries' affairs, finances, accounts and such other matters as Bank deems necessary .

        8.9 FINANCIAL CERTIFICATE. Borrowers shall furnish Bank together with all materials required pursuant to Section 8.5, Section 8.6, Section 8.7,
Section 8.11 and Section 8.12 hereof, a certificate signed by the Chief Financial Officer of each Borrower in the form of Exhibit N attached hereto.

        8.10 PUBLIC FILINGS. Borrowers shall furnish to Bank promptly upon any filing thereof by either Borrower or any Guarantor Subsidiary with the Securities and Exchange Commission, any annual, periodic or special report or registration statement (without exhibits) generally available to the public and all proxies. Borrowers also shall furnish to Bank upon release thereof any press releases regarding Borrowers or the Guarantor Subsidiaries.

        8.11 QUARTERLY FINANCIAL STATEMENTS. Promptly when available and in any event not later than forty-five (45) days after the end of each quarter, Borrowers shall furnish to Bank quarterly statements, on a consolidated and consolidating basis, showing each Borrower's and Guarantor Subsidiary's financial condition and the results of each Borrower's and Guarantor Subsidiary's operations for the periods covered by such statements in such detail as Bank may from time to time require, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments and excluding footnotes) and containing all disclosures (other than footnotes) required to fully and accurately present the financial position and results of operations of each Borrower, each Guarantor Subsidiary and each of their respective divisions and to make such statements not misleading under the circumstances. Said statements shall include: (i) a comparison prepared by Borrowers of the consolidated projected financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses provided for in Section 8.6 hereof with the consolidated actual financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses and an explanation of any variations between them; and (ii) a comparison between consolidated actual calculated results and consolidated covenanted results for each of the Financial Covenants contained in Exhibit M attached hereto and incorporated herein by reference.

        8.12 UNAUDITED ANNUAL FINANCIAL STATEMENTS. Promptly when available and in any event not later than ninety (90) days after the end of each of Borrowers' fiscal years, Borrowers shall submit to Bank statements (prepared on a consolidated and consolidating basis), showing the financial condition of each Borrower and each Guarantor Subsidiary, the results of operations of each Borrower and each Guarantor Subsidiary, a balance sheet (which balance sheet shall be a consolidated balance sheet, if applicable) and related statements of income, and shareholder's equity of each Borrower and each Guarantor Subsidiary for the year then ended. Such statements shall be prepared and presented by Borrowers in accordance with generally accepted accounting principles consistently applied. Said statements shall include: (i) a comparison prepared by Borrowers of the consolidated projected financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses provided for in SECTION 8.6 hereof with the consolidated actual financial position and results of operations of each of the Manufactured Product Segment and the Consumer Goods Segment of the Borrowers' and the Guarantor Subsidiaries' businesses and an explanation of any variations between them; and (ii) a comparison between consolidated actual calculated results and consolidated covenanted results for each of the Financial Covenants contained in Exhibit M attached hereto and incorporated herein by reference.

9. WARRANTIES, REPRESENTATIONS AND COVENANTS. In order to induce Bank to enter into this Agreement and to make Loans hereunder, each Borrower warrants, represents and covenants that, on the Effective Date, on each date upon which a Loan is made hereunder, and until the Obligations are fully paid, per- formed and satisfied, the representations, warranties and covenants set forth below are and shall remain true.

        9.1 ORGANIZATION, ETC. Each Borrower and each Guarantor Subsidiary is and shall remain duly organized, validly existing and in good standing under the laws of the states and other jurisdictions set forth on SCHEDULE 1 attached hereto and incorporated herein by reference, and is and shall remain qualified to do business and is and shall remain in good standing as a foreign corporation under the laws of the states and other jurisdictions set forth on SCHEDULE 1 attached hereto and incorporated herein by reference and in each other jurisdiction in which the failure to be so qualified and in good standing could have a Material Adverse Effect. Each Borrower and each Guarantor Subsidiary has and shall maintain all requisite power and authority, corporate or otherwise, to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement and each of the other Loan Documents to which it is a party.

        9.2 DUE AUTHORIZATION. VALIDITY, ETC. This Agreement and each of the other Loan Documents have been duly executed and delivered and authorized by all requisite corporate, organizational or other action of each Borrower and each Guarantor Subsidiary, and each will constitute, upon the due execution and delivery thereof, the legal, valid, and binding obligation of each Borrower and each Guarantor Subsidiary, enforceable in accordance with its respective terms.

        9.3 NO VIOLATION. The execution, delivery and/or performance by either Borrower or any Guarantor Subsidiary of this Agreement and the other Loan Documents does not and will not (i) constitute a violation of any applicable law or a breach of any provision contained in such Borrower's or such Guarantor Subsidiary's Articles or Certificate of Incorporation or Code of Regulations or By-Laws or contained in any order of any court or other governmental agency or in any agreement, instrument or document to which such Borrower or such Guarantor Subsidiary is a party or by which such Borrower or such Guarantor Subsidiary or any of such Borrower's or such Guarantor Subsidiary's properties is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of such Borrower's or such Guarantor Subsidiary's properties (other than in favor of Bank hereunder) .

        9.4 USE OF LOAN PROCEEDS. Each Borrower's uses of the proceeds of the Loans made by Bank to such Borrower pursuant to this Agreement are, and will continue to be, legal and proper corporate uses (duly authorized by such Borrower' s Board of Directors), such uses do not and shall not violate any applicable laws or statutes as in effect as of the date hereof or hereafter, and the Loans are not and shall not be secured, directly or indirectly, by any stock For the purpose of purchasing or carrying any margin stock or for any purpose which would violate either Regulation U, 12 C.F.R.
Part 221, or Regulation X, 12 C.F.R. Part 224, promulgated by the Board of Governors of the Federal Reserve System.

        9.5 MANAGEMENT: OWNERSHIP OF ASSETS, LICENSES, PATENTS. ETC. Each Borrower and each Guarantor Subsidiary possesses and shall continue to possess active, full-time, professional management adequate to handle its affairs and adequate employees, assets, governmental approvals, permits, licenses, patents, copyrights, trademarks and trade names to continue to conduct its business as heretofore and hereafter conducted by it, and all such governmental approvals, permits, licenses, patents, copyrights, trademarks and trade names are described in Schedule 2 attached hereto and incorporated herein by reference.

        9.6 INDEBTEDNESS. Except for (i) Indebtedness disclosed in either the Financials delivered on or before the Effective Date or in SCHEDULE 3 attached hereto and incorporated herein by reference, (ii) the Obligations, (iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money, (c) which has been incurred in the ordinary course of business, (d) which is not otherwise prohibited under any provision of this Agreement or any other Loan Document, and (e) the nonpayment or other default under which would not have a Material Adverse Effect, and (iv) other Indebtedness permitted to be incurred or paid by such Borrower or such Guarantor Subsidiary pursuant to Section 10.11, neither Borrower nor any Guarantor Subsidiary has Indebtedness, and, except as otherwise set forth in Schedule 3 attached hereto, has not guaranteed the obligations of any other Person.

        9.7 TITLE TO PROPERTY; NO LIENS. Each Borrower and each Guarantor Subsidiary has good, indefeasible and merchantable title to and ownership of, or leasehold interest in, all of its real and personal property, including, without limitation, its Collateral, the Premises, and other security for the Obligations, free and clear of all liens, claims, security interests, assignments, mortgages, pledges and encumbrances, except Permitted Liens and except as described in SCHEDULE 4 attached hereto and incorporated herein by reference.

        9.8 RESTRICTIONS; LABOR DISPUTES; LABOR CONTRACTS, ETC. Except as described in Schedule 5 attached hereto and incorporated herein by reference, neither Borrower nor any Guarantor Subsidiary is a party or subject to any charge, restriction, judgment, decree or order, adversely affecting its business, property, assets, operations or condition, financial or otherwise, or any labor dispute which could have a Material Adverse Effect; and there are not any strikes or walkouts relating to any labor contracts and, except as described in
SCHEDULE 5 attached hereto, no such contract is scheduled to expire within three
(3) years of the date hereof. Except as described in Schedule 5 attached hereto and incorporated herein by reference, neither Borrower nor any Guarantor Subsidiary is a party to any or labor contract .

        9.9 NO VIOLATION OF LAW; HAZARDOUS MATERIALS. Except as described in
Schedule 6 attached hereto and incorporated herein by reference, Borrower is not in violation of any applicable statute, regulation or ordinance of any governmental entity (including, but not limited to, any Environmental Law) , the violation of which could have a Material Adverse Effect. Without limiting the generality of the foregoing sentence, no Hazardous Material (i) is located on any real property owned or leased by either Borrower or any Guarantor Subsidiary except to the extent that such presence is maintained in compliance with all applicable laws, the noncompliance with which could have a Material Adverse Effect, or (ii) has been discharged or is penetrating into any real property or surface or subsurface rivers or streams crossing or adjoining any real property owned or leased by either Borrower or any Guarantor Subsidiary or the aquifer underlying any real property owned or leased by either Borrower or any Guarantor Subsidiary except to the extent that such discharge or penetration does not violate any applicable law, the violation of which could have a Material Adverse Effect, or give rise to any claim against such Borrower or such Guarantor Subsidiary under any applicable law to the extent such claim could have a Material Adverse Effect. "Hazardous Material" as used herein means any existing or future asbestos, polychlorinated byphenyls and petroleum products, solid wastes, ureaformaldehyde, discharges of sewer or effluent, paint containing lead and any other hazardous or toxic material, substance or waste which is defined, determined or identified by those or similar terms or is regulated as such under any such statute, law, ordinance, rule or regulation (whether now existing or hereafter promulgated) or any local, state or federal authority, or any judicial or administrative interpretation of any such statute, law, ordinance, rule or regulation, including but not limited to any material, substance or waste which is a hazardous substance within the meaning of 33 U.S.C. +SC 1251 et seq., as amended, or 42 U.S.C. 9601 et seq., as amended, or a hazardous waste within the meaning of 42 U.S.C. 6901 et seq., as amended) . All inventory manufactured and produced by each Borrower has been and shall continue to be manufactured and produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor.




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

        9.10 ABSENCE OF DEFAULT. Neither Borrower nor any Guarantor Subsidiary is in default under any note, indenture, loan agreement, mortgage, lease, or other similar agreement relating to the borrowing of monies or the incurring of indebtedness to which such Borrower or such Guarantor Subsidiary is a party or by which such Borrower or such Guarantor Subsidiary or any of such Borrower's or such Guarantor Subsidiary's assets are bound, which default could have a Material Adverse Effect.

        9.11 ACCURACY OF FINANCIALS; NO MATERIAL CHANGES. The Financials have been prepared in accordance with generally accepted accounting principles consistently applied (except that, in the case of unaudited internally prepared Financials (other than unaudited annual Financials), such Financials lack footnotes and are subject to normal recurring year-end adjustments) and are true, correct and complete in all material respects; all Financials fairly present each Borrower's and each Guarantor Subsidiary's assets, liabilities and financial condition and results of operations and those of such other Persons described therein as of the date thereof (subject to the lack of footnotes and normal recurring year- end adjustments, in the case of unaudited internally prepared Financials (other than unaudited annual Financials)); there are no omissions from the Financials or other facts or circumstances not reflected in the Financials which are or may be material; except as set forth in SCHEDULE 14 attached hereto, there has been no material and adverse change in either Borrower's or any Guarantor Subsidiary's assets, liabilities or financial condition since the date of the Financials attached to EXHIBIT T to this Agreement and delivered on the Effective Date nor has there been any material damage to or loss of any of either Borrower's or any Guarantor Subsidiary's assets or properties since such date.

        9.12 PENSION PLANS. No "reportable event" or "prohibited transaction," as defined by the Employee Retirement Income Security Act of 1974 ("ERISA"), has occurred or is continuing as to any plan of either Borrower, any Guarantor Subsidiary or any Controlled Group member, which poses a threat of termination of such plans (or trusts related thereto) or the imposition of taxes or penalties against such plans (or trusts related thereto); neither Borrower nor any Guarantor Subsidiary or Controlled Group member has violated the requirements of any "qualified pension benefit plan," as defined in ERISA and the Internal Revenue Code of 1986 or done anything to create liability under the Multi-Employer Pension Plan Amendments Act; and except as set forth in Schedule 7 attached hereto and incorporated herein by reference, neither Borrower nor any Guarantor Subsidiary or Controlled Group member has incurred any liability to the Pension Benefit Guaranty Corporation in connection with such plans.

        9.13 TAXES AND OTHER CHARGES. Except as set forth on Schedule 15 attached hereto, each Borrower and each Guarantor Subsidiary has (a) filed and shall file all federal, state and local tax returns and other reports which it is required by law to file, (b) paid all taxes, assessments and other similar charges that are due and payable, except for any such taxes, assessments or charges which are being contested in good faith by appropriate proceedings promptly commenced and diligently prosecuted, for which adequate reserves in accordance with generally accepted accounting principles have been set aside on its books, and the continuance of which will neither result in any part of the Collateral or the Premises or any other property of the Borrower being made the subject of any proceeding in foreclosure, or of any levy or execution, which cannot be stayed or dismissed, or the subject of any seizure or other loss, nor prevent Bank from acquiring and/or maintaining a perfected first priority security interest in the Collateral or a first priority mortgage of the Mortgaged Premises after the Effective Date or with respect to future advances hereunder, (c) withheld all employee and similar taxes which it is required by law to withhold, and (d) maintained adequate reserves for the payment of all taxes and similar charges. No tax liens have been filed with respect to either Borrower or any Guarantor Subsidiary and no claims are being asserted with respect to any such taxes, assessments or charges (and, to the best knowledge of Borrowers (after due inquiry), no basis exists for any such claims) .

        9.14 NO LITIGATION. There is not any litigation, action or proceeding pending or, to the best of Borrowers' knowledge (after due inquiry), threatened, against either Borrower or any Guarantor Subsidiary, which, if adversely determined, is could have a Material Adverse Effect. Schedule 8 attached hereto and incorporated herein by reference correctly sets forth all litigation, actions and proceedings pending or, to the best of Borrowers' knowledge (after due inquiry), threatened, against either Borrower or any Guarantor subsidiary as of the Effective Date (none of which could have a Material Adverse Effect) .

        9.15 NO BROKERAGE FEE. No brokerage, finder's or similar fee or commission is due to any party by reason of either Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby or thereby, and each Borrower shall indemnify and hold Bank harmless from all such fees and commissions.

        9.16 AFFILIATES. All Persons who are Borrowers' and Guarantor Subsidiaries' Affiliates (other than members of the immediate family of each shareholder, officer, and director of the Borrowers and Guarantor Subsidiaries) are identified in SCHEDULE 9 attached hereto and incorporated herein by reference. Parent has no Subsidiaries. other than

Bliss, the Guarantor Subsidiaries, Health-Mor Mexicana S.A. de C.V., Home Impressions, Inc. and Experimental Distributing, Inc. None of the Guarantor Subsidiaries, Health-Mor Mexicana S.A. de C.V., Home Impressions, Inc. or Experimental Distributing, Inc. has any Subsidiaries.

        9.17 CAPITALIZATION; WARRANTS, ETC. The authorized capital stock of each Borrower and each Guarantor Subsidiary and the number of shares of such authorized stock outstanding as of the Effective Date is set forth on Schedule 10 attached hereto and incorporated herein by reference; each outstanding share of capital stock is duly authorized, validly issued, fully paid and nonassessable. All warrants, puts, subscriptions, options, instruments and agreements under which any shares of capital stock of either Borrower or any Guarantor Subsidiary are or may be redeemed, retired, encumbered, bought, sold or issued are described in Schedule 10 attached hereto.

        9.18 NONCOMPETITION AGREEMENTS. Neither Borrower nor any Guarantor Subsidiary is subject to any contract or agreement containing a covenant not to compete in any line of business with any Person.

        9.19 DEPOSIT AND OTHER ACCOUNTS. All of the accounts maintained by each Borrower and each Guarantor Subsidiary with any bank, brokerage house or other financial institution are set forth in SCHEDULE 11 attached hereto and incorporated herein by reference, and, after the delivery by Bank of a Cash Collateralization Notice (except as may be agreed upon by Bank in writing), none of such other accounts (other than accounts designated as "Payroll Accounts") is subject to withdrawal other than by transfers of amounts therein to one (1) of the Locked Boxes or the Special Accounts .

        9.20 SOLVENCY. Each Borrower and each Guarantor Subsidiary is Solvent as of the Effective Date and will be Solvent after receipt and application of the Loans in accordance with the terms of this Agreement.

        9.21 FULL DISCLOSURE. No representation or warranty made by either Borrower, any Guarantor Subsidiary or any of their respective Affiliates, as the case may be, in this Agreement or any Loan Document or other document furnished from time to time in connection herewith or therewith contains or will contain at the time such representation is made or such document furnished, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to either Borrower, any Guarantor Subsidiary or any of their respective Affiliates which adversely affects, or which, in Borrowers'


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

reasonable judgment, could in the future adversely affect (i) the business, property, assets, operations, prospects or condition, financial or otherwise, of either Borrower, any Guarantor Subsidiary or any of their respective Affiliates,
(ii) the ability of either Borrower, any Guarantor Subsidiary or any of their respective Affiliates to perform any of their respective payment or other Obligations under this Agreement any of the other Loan Documents, or (iii) the ability of Bank to exercise its rights and remedies with respect to or otherwise realize upon any of the Collateral or the Premises.

        9.22 CASUALTIES. Neither the business nor the properties of either Borrower or any Subsidiary Guarantor are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other Casualty Loss (whether or not covered by insurance) which could have a Material Adverse Effect.

        9.23 LEASES. Except as described in Schedule 12 attached hereto and incorporated herein by reference, neither Borrower nor any Guarantor Subsidiary is a party to any lease, assignment, sublease, or other agreement relating to any real property or leasehold, or any equipment or other personal property.

        9.24 INSURANCE POLICIES. Schedule 13 attached hereto and incorporated herein by reference correctly sets forth all of the insurance policies maintained by each Borrower and each Guarantor Subsidiary, including, without limitation, the carriers thereof, and the types of coverage (which coverage shall include environmental liability insurance) and insured amounts covered thereby. Each Borrower and each Guarantor Subsidiary is in compliance with all requirements of such insurance and is in compliance with all insurance requirements set forth in any purchase orders or other agreements with its customers.

        9.25 CONSENTS. No authorization or approval or other action by, and no notice to or filing with, any govern- mental authority or regulatory body or other Person is required for (i) the due execution, delivery and performance by either Borrower or any Guarantor Subsidiary of any Loan Document to which it is or will be a party, (ii) the conduct of either Borrower' s or any Guarantor Subsidiary' s business or (iii) the ownership or the lease of any of either Borrower's or any Guarantor Subsidiary's properties.

        10. COVENANTS. Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, each Borrower will comply, and will cause each Guarantor Subsidiary to comply, with each of the covenants set forth below in this SECTION 10, unless Bank shall have given Borrower its prior written consent.

        10.1 PAYMENT OF CERTAIN EXPENSES. Each Borrower will pay to Bank immediately any and all fees, costs and expenses which Bank pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to either Borrower, or any other Person on either Borrower's behalf, by Bank of proceeds of Loans made by Bank to either Borrower pursuant to this Agreement, and (ii) the depositing for collection by Bank of any check or item of payment received and/or delivered to Bank on account of the Obligations and reimburse Bank, immediately, for any claims asserted by any bank at which a blocked account is established for the deposit of proceeds of the Collateral and the Premises in connection with such blocked account or any returned or uncollected checks received by such bank as proceeds of the Collateral or the Premises.

        10.2 NOTICE OF LITIGATION. Each Borrower will notify Bank in writing, promptly upon such Borrower's learning thereof, of any litigation, suit or administrative proceeding which may materially and adversely affect either Borrower's or any Guarantor Subsidiary's (a) operations, financial condition or business, (b) the ability of either Borrower or any Guarantor Subsidiary to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents or (c) Bank's lien on or security interest in the Collateral, the Premises or other security for the Obliga- tions, whether or not the claim is considered by either Borrower to be covered by insurance.

        10.3 NOTICE OF ERISA EVENTS. Each Borrower will notify Bank in writing
(i) promptly upon the occurrence of any event described in Section 4043 of ERISA relating to either Borrower or any Guarantor Subsidiary, other than a termination, partial termination or merger of a "Plan" (as defined in ERISA) or a transfer of a Plan's assets, and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets relating to either Borrower or any Guarantor Subsidiary.

        10.4 NOTICE OF LABOR DISPUTES. Each Borrower will notify Bank in writing, promptly upon either Borrower's learning thereof, of any material labor dispute to which either Borrower or any Guarantor Subsidiary may become a party, any strikes or walkouts relating to any of either Borrower's or any Guarantor Subsidiary's plants or other facilities, and the expiration of any labor contra
 .ct to which
either Borrower or any Guarantor Subsidiary is a party or by which either Borrower or any Guarantor Subsidiary is bound.

        10.5 COMPLIANCE WITH LAWS, ETC. Each Borrower will comply, and each Borrower will cause each Guarantor Subsidiary to comply, with the requirements of all applicable laws, statutes, regulations, rules or ordinances of any governmental entity, or of any agency thereof (including, but not limited to, any Environmental Laws), the noncompliance with which could have a Material Adverse Effect.

        10.6 NOTICE OF VIOLATIONS OF LAW, TAX ASSESSMENTS. Each Borrower will notify Bank in writing, promptly upon either Borrower's learning thereof, of (i) any violation by either Borrower or any Guarantor Subsidiary of any law, statute, regulation, rule or ordinance of any govern- mental entity, or of any agency thereof, which violation could have a Material Adverse Effect, (ii) the nonpayment of any federal, state or local withholding tax applicable to either Borrower or any Guarantor Subsidiary to the extent the amount involved equals or exceeds One Hundred Thousand Dollars ($100,000), and (iii) any federal, state or local tax assessment applicable to either Borrower or any Guarantor Subsidiary to the extent such assessment equals or exceeds One Hundred Thousand Dollars ($100,000).

        10.7 COMPLIANCE WITH OTHER AGREEMENTS. Each Borrower will comply, and each Borrower will cause each Guarantor Subsidiary to comply, with the provisions of each note, indenture, loan agreement, mortgage, lease, deed or other similar agreement to which either Borrower or any Guarantor Subsidiary is a party or by which either Borrower or any Guarantor Subsidiary is bound, the noncompliance with which could have a Material Adverse Effect. 10.8 Notice of Violations of Certain Agreements. Each Borrower will notify Bank in writing, promptly upon the occurrence thereof, of either Borrower's or any Guarantor Subsidiary's default under any note, indenture, loan agreement, mortgage, lease, deed or other similar agreement to which either Borrower or any Guarantor Subsidiary is a party or by which either Borrower or any Guarantor Subsidiary is bound.

        10.9 NOTICE OF CUSTOMER DEFAULTS. Each Borrower will notify Bank in writing, promptly upon the occurrence thereof, of (a) any default by any obligor under any note or other evidence of debt payable to either Borrower or any Guarantor Subsidiary having outstanding indebtedness thereunder or relating thereto (or face amount in the case of any letter of credit) of One Hundred Thousand Dollars ($100,000) or more, or (b) anything which might have a material adverse effect on the credit of a customer of either Borrower or any Guarantor Subsidiary.

        10.10 TAXES AND CHARGES. Each Borrower will (i) file, and will cause each Guarantor Subsidiary to file, all federal, state and local tax returns and other reports which either Borrower or any Guarantor Subsidiary is required by law to file, (ii) pay, and will cause each Guarantor Subsidiary to pay, all taxes, assessments and other sirnilar charges that are due and payable; PROVIDED, HOWEVER, that no such taxes, assessments or charges need be paid during such period as they are being contested in good faith by the applicable Borrower or applicable Guarantor Subsidiary, in appropriate proceedings promptly commenced and diligently prosecuted, if adequate reserves in accordance with generally accepted accounting principles have been set aside on the applicable Borrower's or applicable Guarantor Subsidiary's books, and the continuance of such contest shall neither result in any part of the Collateral or the Premises or any other property of either Borrower or any Guarantor Subsidiary being made the subject of any proceeding in foreclosure, or of any levy or execution, which shall not have been stayed or dismissed, or the subject of any seizure or other loss, nor prevent Bank from acquiring a perfected first priority security interest in the Collateral after the Effective Date or with respect to future advances hereunder; and PROVIDED, FURTHER, that the applicable Borrower or applicable Guarantor Subsidiary will promptly pay such tax when the dispute is finally settled, (iii) withhold, and will cause each Guarantor Subsidiary to withhold, all employee and similar taxes which the applicable Borrower or applicable Guarantor Subsidiary is required by law to withhold, and (iv) maintain adequate reserves for the payment of all taxes and similar charges.


        10.11 INDEBTEDNESS; GUARANTIES. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, incur or pay any Indebtedness other than (i) the Obligations, (ii) Indebtedness reflected in the Financials delivered on or before the Effective Date or described in SCHEDULE 3 attached hereto, (iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money, (c) which has been incurred in the ordinary course of business, (d) which is not otherwise prohibited under any provision of this Agreement or any other Loan Document, and (e) the nonpayment or other default under which would not have a Material Adverse Effect, (iv) Indebtedness in respect of capitalized leases and purchase money Indebtedness so long as the aggregate amount of such Indebtedness does not exceed Five Hundred Thousand Dollars ($500,000) at any one time outstanding, (v) Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of SECTION 10.10, (vi) with respect to

Pty, Indebtedness secured by the First Chicago Letter of Credit, (vii) with respect to Parent, Indebtedness under the Note Agreement, and (viii) Indebtedness in respect of operating leases so long as the aggregate amount of such Indebtedness incurred by Borrowers and Guarantor Subsidiaries in any fiscal year does not exceed Three Hundred Thousand Dollars ($300,000); PROVIDED that no Indebtedness (y) for borrowed money permitted under this SECTION 10.11 (other than the Indebtedness described in clauses (vi) and (vii) above), shall contain any provisions making a default under or in respect of some other Indebtedness for money borrowed, a default thereunder, and (z) otherwise permitted to be incurred shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Event of Default shall have occurred. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, guarantee the obligations of any other Person except as set forth on SCHEDULE 3 attached hereto; PROVIDED, HOWEVER, that the Borrowers and the Guarantor Subsidiaries may guarantee the obligations of each other to the extent that the obligations guaranteed are permitted to be incurred under the terms of this Agreement.

        10.12 TITLE TO PROPERTY; NO LIENS. Each Borrower will, and each Borrower will cause each Guarantor Subsidiary, Home Impressions, Inc. and Experimental Distributing, Inc. to, continue to maintain good, indefeasible and merchantable title to and ownership of, or interest (leasehold or otherwise) in, all of its real and personal property, including, without limitation, the Collateral, the Premises, and other security for the Obligations, free and clear of all liens, claims, security interests, assignments, mortgages, pledges and encumbrances, except Permitted Liens and except as described on Schedule 4 attached hereto and incorporated herein by reference.

        10.13 RESTRICTIONS; LABOR DISPUTES, ETC. Neither Borrower will, and each Borrower will cause each Guarantor subsidiary not to, become a party or subject to any (a) charge, restriction, judgment, decree or order, which could have a Material Adverse Effect, or (b) any labor dispute, strike or walkout which could have a Material Adverse Effect.

        10.14 PENSION PLANS. Neither Borrower will permit any "reportable event" or "prohibited transaction," as defined by ERISA, to occur or to continue as to any plan of either Borrower, any Guarantor Subsidiary or any Controlled Group member, which poses a threat of (i) termination of such plans (or trusts related thereto) or (ii) the imposition of taxes or penalties against such plans (or trusts related thereto) ; neither Borrower will, and each Borrower will cause each Guarantor Subsidiary and each Controlled Group member not to, violate the requirements of any "qualified pension benefit plan," as defined in ERISA and the Internal Revenue Code of 1986 or do anything to create liability under the Multi- Employer Pension Plan Amendments Act; and except as set forth on SCHEDULE 6 attached hereto and incorporated herein by reference, neither Borrower will, and each Borrower will cause each Guarantor Subsidiary and each Controlled Group member not to, incur, any liability to the Pension Benefit Guaranty Corporation in connection with such plans.

        10.15 SOLVENCY. Each Borrower and each Guarantor Subsidiary will continue to be Solvent.

        10.16 PROPERTY INSURANCE. (a) Each Borrower and each Guarantor Subsidiary will insure all of its real and personal property, including, without limitation, the Collateral, the Premises and other security for the Obligations, in Bank's name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Bank shall specify in amounts and under policies by insurers acceptable to Bank; if applicable, each policy with respect to such insurance shall name Bank (and no other party) as mortgagee under a New York Standard Mortgage clause or other similar clause acceptable to Bank; each such policy shall contain a lender's loss payable clause acceptable to Bank naming Bank (and no other party) as loss payee thereunder and shall provide that such policy may not be amended or cancelled without thirty (30) days prior written notice to Bank. Bank acknowledges that the insurance coverage set forth on Schedule 13 attached hereto as of the Effective Date meets the foregoing requirements and is acceptable to Bank as of the Effective Date.

        (b) The policies or a certificate thereof signed by the insurer evidencing that such insurance coverage is in effect for periods of not less than one (1) year shall be delivered to Bank within five (5) Business Days after the issuance of the policies and after each renewal thereof.

        (c) All premiums thereon shall be paid by the applicable Borrower or applicable Guarantor Subsidiary monthly in advance; and if any Borrower or any Guarantor Subsidiary fails to do so, Bank may (but shall not be required to) procure such insurance and charge the cost to either Borrower's account as part of the Obligations payable on demand and secured by the Collateral, the Premises and other security for the Obligations.

        10.17 LIABILITY INSURANCE. Each Borrower and each Guarantor Subsidiary will, at all times, maintain in full force and effect such liability insurance with respect to its activities and business interruption, product liability and other insurance as may be required by Bank, such insurance to be provided by insurer(s) acceptable to Bank, and if requested by Bank such insurance shall name Bank (and no other party) as an additional insured as its interest may appear.

        10.18 DEPOSIT ACCOUNTS. Each Borrower and each Guarantor Subsidiary (other than HMI Inc. and Tube-Fab and HMI Acceptance) will consider maintaining throughout the term of this Agreement all of such Borrower's or such Guarantor Subsidiary's depository, disbursement, trust, payroll and other account relationships with Bank and not alter existing account relationships which bear on the creditworthiness of Borrower and/or the pricing of the Loans or this credit arrangement or such other account relationships. Each Borrower hereby agrees that it will not, and each Borrower will cause each Guarantor subsidiary not to, assert any claims or set off rights against Bank as a result of its maintaining any account relationship with Bank or any Affiliate of Bank.

        10.19 MERGER, ETC. Neither Borrower will, and each Borrower will cause each Guarantor subsidiary not to, merge or consolidate or form a joint venture or partnership with or acquire any other Person; provided, however, that, notwithstanding the foregoing, (a) any Guarantor Subsidiary may merge or consolidate with another Guarantor subsidiary but only so long as (i) both immediately before and after giving effect thereto, no Event of Default exists or shall exist and (ii) the Parent shall own, either directly or indirectly, one hundred percent (100%) of the equity interests of the surviving or resulting entity, and (b) the Parent may merge or consolidate with Bliss or a Subsidiary Guarantor but only so long as (i) both immediately before and after giving effect thereto, no Event of Default exists or shall exist and (ii) the Parent shall be the surviving or resulting entity.

        10.20 INVESTMENTS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, make any investment in the securities of any Person other than investments in Cash Equivalents which are pledged to Bank as collateral and security for the Obligations.

        10.21 DIVIDENDS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, declare or pay cash or stock dividends upon any of its stock (including, without limitation, any preferred stock now or hereafter issued) or make any distributions of its assets, or make any loans, advances and/or extensions of credit, to any Persons, including, without limitation, any of either Borrower' s or any Guarantor Subsidiary's Affiliates, officers or employees; PROVIDED, HOWEVER, that Borrowers may make loans and advances to employees for (i) entertainment, travel and other similar expenses in the ordinary course of business not to exceed Fifty Thousand Dollars ($50,000) in the aggregate at any time outstanding and (ii) moving and other relocation expenses in the ordinary course of business not to exceed

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

Three Hundred Thousand Dollars ($300,000) in the aggregate at any time outstanding; and PROVIDED, FURTHER, that intercompany loans, advances and/or extensions of credit may be made by (i) Parent to Bliss or any Guarantor Subsidiary, or (ii) Bliss to Parent or any Guarantor Subsidiary, but only so long as, in each case, either immediately before or after giving effect thereto, no Event of Default exists or shall exist. In no event shall either Borrower or any Guarantor Subsidiary make any distributions of its assets to, or make any loans, advances and/or extensions of credit to, or engage in any other transaction with, Home Impressions, Inc. or Experimental Distributing, Inc.

        10.22 REDEMPTION OF STOCK. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, voluntarily or pursuant to any contractual or other obligations redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, or exercise any call rights relating to, any of its capital stock or any other securities now or hereafter issued by either Borrower or any Guarantor Subsidiary (including, without limitation, any warrants).

        10.23 STOCK RIGHTS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, change the rights or obligations associated with, or the terms of any class of its stock or issue any new class of stock, or its Articles or Certificate of Incorporation or its Code of Regulations or By-laws to the extent any such action could have a Material Adverse Effect.

        10.24 CAPITAL STRUCTURE, Etc. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, make any change in its capital structure or in any of its business objectives, purposes and operations which might in any way materially and adversely affect the repayment of the Obligations.

        10.25 AFFILIATE TRANSACTIONS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, enter into, or be a party to, any transaction with any of its Affiliates, except in the ordinary course of business, pursuant to the reasonable requirements of its business, and upon fair and reasonable terms which are fully disclosed in any filings with the Securities and Exchange Commission and are no less favorable to it than it could obtain in a comparable arm's length transaction with a Person not its Affiliate.

        10.26 [INTENTIONALLY OMITTED]

        10.27 SALE OF ASSETS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary, Home Impressions, Inc. and Experimental Distributing, Inc. not to,


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

sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise, any of its assets, including, without limitation, the Collateral, the Premises and other security for the Obligations, except for (i) the sale of Inventory in the ordinary course of business, (ii) the sale of individual tangible assets consisting of personal property (as opposed to the sale of all or substantially all of the tangible assets of either Borrower, any Guarantor Subsidiary, Home Impressions, Inc., Experimental Distributing, Inc. or any division or business thereof) having a purchase price not in excess of One Hundred Thousand Dollars ($100,000), and in any fiscal year, having aggregate purchase prices in excess of Two Hundred Fifty Thousand Dollars ($250,000), and (iii) subject to the other terms of this Agreement, the HRS Sale; PROVIDED, HOWEVER, that the proceeds of the sale of any assets permitted pursuant to this SECTION 10.27 shall be immediately paid over to Bank and

                (a) in the case of sales of any of the Parent's or Bliss' Equipment, (1) first, applied to all accrued and unpaid interest on the principal of all of the Loans, and (2) SECOND, one hundred percent (100%) of the remainder of such proceeds equal to the appraised value (as of the Effective Date) of the Equipment sold (i.e., after the applications set forth in clause (a) (1) above) applied up to the amount of the principal installments of the Bliss Equipment Term Loan, as applicable, in the inverse order of maturity;

                (b) in the case of (A) any remaining proceeds after the applications set forth in clauses (a) (1) an (a) (2) above, (B) sales of any of the Parent's or Bliss' Equipment where the Bliss Equipment Term Loan has been paid in full or (C) sales of any other assets permitted to be sold under this SECTION 10.27 (other than Inventory in the ordinary course of business and other than the assets sold in connection with the HRS Sale), applied (1) FIRST, to all accrued and unpaid interest on the principal of all of the Loans to the extent not previously applied in clause (a) above, (2) SECOND, fifty percent (50%) of the remainder of such proceeds (i.e., after the applications set forth in clause (b) (1) above) to the outstanding principal amount of the applicable Revolving Loans, (3) THIRD, twenty-five percent (25%) of the remainder of such proceeds (i.e., after the applications set forth in clause (b) (1) above) to the principal installments of the Special Term Loan in the order of maturity, (4) FOURTH, twenty-five percent (25%) of the remainder of such proceeds (i.e., after the applications set forth in clause (b) (1) above) to the principal installments of the Special Term Loan in the inverse order of maturity, and (5) FIFTH, to the payment


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

        of the other Obligations, in a manner satisfactory to Bank, in its sole discretion; and

                (c) in the case of the HRS Sale, Two Million Dollars ($2,000,000) of the HRS Proceeds shall be applied to the principal installments of the Special Term Loans in the inverse order of maturity and the remainder of the HRS Proceeds shall be applied to the outstanding principal amount of the Revolving Loans,

The proceeds of the sales of Inventory in the ordinary course of business shall be applied to the principal of and interest on the Revolving Loans. The purchase price in connection with the sale of any assets permitted pursuant to this
SECTION 10.27 (other than, subject to the terms of this Agreement, the HRS Sale) shall be payable solely in cash. With respect to the sales of assets referred to in clause (ii) above, the applicable Borrower or applicable Guarantor Subsidiary shall give Bank prior written notice of any such sale of assets in the event the sale price of the assets proposed to be sold exceeds Seventy-Five Thousand Dollars ($75,000). In the event Bank shall have given its prior written consent to any sale of assets not otherwise permitted under this Section 10.27, the proceeds of such permitted sale shall be immediately paid over to Bank and applied in a manner similar to the manner of application set forth in clauses
(a) and (b) above.

        10.28 CONSIGNMENTS. Etc. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis.

        10.29 CHANGE IN MANAGEMENT OR BUSINESS. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, permit to occur any seizure, vesting or intervention by or under the authority of any government by which its management is displaced or its authority in the conduct of its business is curtailed.

        10.30 CLAIMS AGAINST COLLATERAL OR PREMISES. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, (a) permit to occur any attachment or distraint of any material portion of the Collateral, the Premises or other security for the Obligations or (b) permit any material portion of the Collateral or other security for the Obligations to become subject, at any time, to any mandatory court order or other legal process.







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

        10.31   JUDGMENTS.   Neither Borrower will, and
each Borrower will cause each Guarantor Subsidiary not to, permit any judgment in excess of Two Hundred Thousand Dollars ($200,000) or any number of judgments in excess of Three Hundred Thousand Dollars ($300,000), in the aggregate, to be rendered against it; PROVIDED, HOWEVER, that this SECTION
10.31 shall not be breached to the extent that (a) any such judgment(s) is discharged or satisfied within thirty (30) days after the date of the order, decree or process under which or pursuant to which such judgment(s) was entered, or (b) a stay of execution is secured pending appeal of such judgment, and during the appeal of such judgment, a bond is posted in the full amount of the judgment (plus interest) and the full amount of the judgment (plus interest) is adequately reserved for on the applicable Borrower's or Subsidiary Guarantor's books.

        10.32 STOCK OWNERSHIP. Parent will at all times own one hundred percent (100%) of the stock (voting or otherwise) of Bliss and each Guarantor Subsidiary (other than Personal Care which shall be owned as set forth in Schedule 10 attached hereto).

        10.33 FINANCIAL COVENANTS. Each Borrower will comply with all of the financial covenants contained in Exhibit M (the "Financial Covenants") attached hereto and incorporated herein by reference.

        10.34 CHANGE OF OFFICERS; Good Standing Certificates. (a) Each Borrower will, and each Borrower will cause each Guarantor Subsidiary to, notify Bank in writing of (i) any removal, resignation, or replacement of any of either Borrower's officers holding office on the Effective Date, prior to any such removal, resignation or replacement, and (ii) the creation of any category of officer not in place on the Effective Date and the name of the Person who will act in such capacity, prior to such creation.

        (b) Upon Bank's request therefor, each Borrower will furnish to Bank a certificate from the Secretary of State of the state or other jurisdiction of formation of each Borrower and each Guarantor Subsidiary indicating that each Borrower and each Guarantor Subsidiary is in good standing under the laws of such state or jurisdiction and certificates indicating that each Borrower and each Guarantor Subsidiary is qualified to do business under the laws of all states and jurisdictions where the failure to be so qualified could have a Material Adverse Effect.

        10.35 HRS SALE; HRS PROCEEDS. The cash consideration for the HRS Sale shall be at least Two Million Dollars ($2,000,000) and such sale shall be consummated on or before August 31, 1997. Any non-cash consideration for such


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

sale shall be pledged to Bank as security for the Obligations. Any cash consideration for the HRS Sale in excess of Two Million Dollars ($2,000,000) shall be applied as set forth in clause (c) of Section 10.27 hereof.

        10.36 AMENDMENTS TO NOTE AGREEMENT. Parent will not, and will not permit any other Person to (i) replace any of the promissory notes issued under the Note Agreement which are in place as of the Effective Date, (ii) waive compliance with any of the terms of the Note Agreement or any of the agreements, instruments or other documents executed in connection therewith to the extent such waiver could materially and adversely affect the Bank or otherwise could have a Material Adverse Effect, or (iii) replace, amend, supplement or otherwise modify any of the terms or provisions of the Note Agreement or any of the agreements, instruments or other documents executed in connection therewith as in effect on the Effective Date to the extent any such action (u) changes the maturity date of such Indebtedness, (v) increases the principal amount of such Indebtedness, (w) changes the amortization schedule for such Indebtedness, (x) increases the interest charged on the principal amount of such Indebtedness, (y) grants the holder(s) of such Indebtedness rights with respect thereto greater than those in effect on the Effective Date, or (z) otherwise could materially and adversely affect Bank or could have a Material Adverse Effect.

        10.37 AMENDMENTS TO PTY INDEBTEDNESS. Parent and/or Pty will not, and will not permit any other Person to (i) replace any of the promissory notes issued under the Indebtedness secured by the First Chicago Letter of Credit which are in place as of the Effective Date, (ii) waive compliance with any of the terms or provision of or relating to such Indebtedness to the extent such waiver could materially and adversely affect the Bank or otherwise could have a Material Adverse Effect, or (iii) replace, amend, supplement or otherwise modify any of the terms or provisions of or relating to such Indebtedness as in effect on the Effective Date to the extent any such action (u) changes the maturity date of such Indebtedness, (v) increases the principal amount of such Indebtedness, (w) changes the amortization schedule for such Indebtedness, (x) increases the interest charged on the principal amount of such Indebtedness, (y) grants the holder(s) of such Indebtedness rights with respect thereto greater than those in effect on the Effective Date, or (z) otherwise could materially and adversely affect Bank or could have a Material Adverse Effect. Parent and/or Pty will not permit the Indebtedness secured by the First Chicago Letter of Credit to be secured by any rights, liens, mortgages or security interests in any assets of either Borrower or any Guarantor Subsidiary (other than the First Chicago Letter of Credit) .

        10.38 FISCAL YEAR. Neither Borrower will, and each Borrower will cause each Guarantor Subsidiary not to, change its fiscal year from a year ending September 30.


        10.39 PAYMENT OF OUTSTANDING FEES AND EXPENSES. On or before the Effective Date, Borrowers shall pay or reimburse to Bank all (a) legal fees and expenses, (b) fees and expenses of any appraisers and environmental consultants,
(c) UCC search fees and filing fees, and (d) other similar fees, which, in each case, have been incurred and/or paid by Bank prior to the Effective Date and which remain unpaid or unreimbursed as of the Effective Date. Bank shall provide Borrowers with the amount of the foregoing fees and expenses on or prior to the Effective Date, together with copies of any invoices therefor which the Bank may have in its possession.

11. EFFECTIVE DATE; TERMINATION.

        11.1 EFFECTIVE DATE AND TERMINATION DATE. This Agreement shall be effective on the date upon which all of the conditions set forth herein and in Exhibit K attached hereto have been fully satisfied in a manner satisfactory to Bank and upon which the initial Loans have been made by Bank to Borrowers. Unless otherwise terminated in accordance with the provisions of this Agreement, this Agreement shall terminate on October 1, 1998.

        11.2 RECOURSE TO SECURITY. Recourse to security will not be required at any time. Each Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which such Borrower might otherwise be entitled.

        11.3 ACCELERATION UPON TERMINATION. Upon the effective date of any termination of this Agreement, all of each Borrower' s and each Guarantor Subsidiary' 5 Obligations to Bank shall become immediately due and payable without notice or demand.

        11.4 BORROWERS REMAINS LIABLE. Notwithstanding any termination, until all of the Obligations have been fully performed, paid and satisfied, each Borrower and each Guarantor Subsidiary shall remain liable for the full and prompt performance and payment of the Obligations and the indemnification set forth in Section 15.10, and Bank shall retain all of its rights and privileges hereunder, including, without limitation, the retention of its interest in and to all of the Collateral, the Premises and other security for the Obligations .

12. EVENTS OF DEFAULT. Each of the following shall consti- tute an "Event of Default" hereunder:

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

        (a) either Borrower shall fail to pay, when due (whether by demand, at maturity or otherwise) , any portion of the principal amount of any of the Loans;

        (b) either Borrower shall fail to pay, when due (whether by demand, at maturity or otherwise), any portion of any interest on or with respect to any of the Loans and such failure shall continue for three (3) consecutive Business Days;

        (c) either Borrower shall fail to pay, when due (whether by demand, at maturity or otherwise), any portion of any of the other Obligations owing from such Borrower to Bank and such failure shall continue for five (5) consecutive Business Days after Bank shall have delivered notice to such Borrower of such failure;

        (d) either Borrower shall commit any breach of Section 8.1, Section 10.10, Section 10.14, Section 10.16(b) or Section 10.34(a) of this Agreement and such Borrower shall not have cured such breach within ten (10) days after the occurrence of such breach;

        (e) either Borrower shall commit any breach of this Agreement (other than under Section 8.1, Section 10.10, Section 10.14, Section 10.16(b) or Section 10.34(a) hereof), as amended or supplemented;

        (f) any representation or warranty made by either Borrower herein, in connection with this Agreement, in connection with any transaction relating to this Agreement, or in any of the other Loan Documents is, or becomes, untrue or misleading in any respect when made or deemed made;

        (g) any representation or warranty made by any Guarantor Subsidiary or any other guarantor of the Obligations herein or in any other Loan Document to which it is a party is, or becomes, untrue or misleading in any respect when made or deemed made;

        (h) either Borrower, any Guarantor Subsidiary or any other guarantor of the Obligations, as the case may be, shall: (i) fail to be Solvent, (ii) become generally unable to pay its debts as they become due, (iii) make an assignment for the benefit of creditors, (iv) call a meeting of creditors for the composition of debts, (v) make any misrepresentation to Bank in connection with this Agreement or any transaction relating hereto, (vi) make any misrepresentation to any Affiliate of Bank, or

                (vii) fail to make any payment due to any Affiliate of Bank (subject to any applicable grace periods);

        (i) (i) there shall be filed by or against either Borrower, any Guarantor subsidiary or any other guarantor of the obligations, as the case may be, a petition in bankruptcy or for reorganization, or (ii) a custodian, receiver or agent shall be appointed or authorized to take charge of any of their respective properties;

        (j) there shall occur any material and adverse change in the business operations or condition, financial or otherwise, of the Borrowers and the Guarantor Subsidiaries, taken as a whole;

        (k) either Borrower or any Guarantor Subsidiary or any other guarantor of the obligations shall be in default under its guaranty of the obligations;

        (1) any Guarantor subsidiary or any other guarantor of the obligations shall be in default under any other agreement to which it is a party and such default could have a Material Adverse Effect;

        (m) either Borrower or any Guarantor Subsidiary or any other guarantor of the obligations dies, denies its obligation to guarantee any then existing obligations or attempts to limit or terminate its obligation to guarantee any future obligations (including, without limitation, any future advance by Bank to Borrowers);

        (n) there shall occur a casualty Loss in excess of One Hundred Thousand Dollars ($100,000) with respect to the Collateral, the Premises or other security for the Obligations which is not covered by insurance;

        (o) the audit report required pursuant to Section 8.7 is not an unqualified audit report, unless the reason for qualification is not material to either Borrower's or any subsidiary Guarantor's financial condition in Bank's reasonable opinion;

        (p) a Discretionary Base Deficiency shall occur and shall not have been eliminated by the applicable Borrower within ten (10) Business Days following the occurrence thereof;

        (q) a Deficiency, other than a Discretionary Base Deficiency, shall occur;

        (r) t:he Collateral, or other security for the obliga- tions shall decline in value with the result that Bank's security for the Obligations is materially diminished;

        (s) any default shall occur under the terms applicable to any Indebtedness owing (i) to Bank or any Affiliate of Bank (other than Indebtedness incurred in connection with this Agreement) by either Borrower or any Guarantor subsidiary (subject to any applicable grace periods), or (ii) to any other Person by either Borrower or any Guarantor Subsidiary in an aggregate amount exceeding Two Hundred Fifty Thousand Dollars ($250,000) which represents any borrowing or financing or arises under any other agreement from, by or with any such Person (subject to any applicable grace periods);

        (t) a contribution failure occurs with respect to any Pension Plan, Multiemployer Plan or Welfare Plan sufficient to give rise to a lien under Section 302(f) of ERISA;

        (u) there shall have been instituted against either Borrower or any Guarantor subsidiary any criminal proceedings for which forfeiture of any assets having an aggregate value of One Hundred Thousand Dollars ($100,000) is a potential penalty; or

        (v) either Borrower or any Guarantor subsidiary shall default in the due performance and observance of any covenant or agreement contained in, or otherwise commit any breach of, any Loan Document to which it is a party (other than this Agreement) or any other agreement between Bank and such Borrower (other than this Agreement) or between such Borrower and any Affiliate of Bank (subject, in each case, to any applicable grace periods) .

13. BANK'S RIGHTS AND REMEDIES.

        13.1 ACCELERATION, ETC. Upon the occurrence of any Event of Default, in addition to all other rights and remedies provided herein or available at law or in equity, Bank may, without further notice or demand, declare the Loans and all other Obligations to be immediately due and payable (except that with respect to any Event of Default under SECTION 12(h) or(i), such acceleration of the Loans shall be automatic), and, to the extent that the maximum amount of the Total Facility has not yet been used or fully drawn on by Borrowers, terminate the undrawn balance of same, and Bank shall have all rights to realize upon the Collateral, the premises and other security for the Obligations set forth in the documents providing for such security as described in SECTION 5 hereof, the terms of which are incorporated herein by reference as if set forth herein in full, and as otherwise provided by applicable law. Bank's rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Bank may have.

        13.2 FEES AND EXPENSES. Each Borrower shall pay to Bank, immediately and as part of the Obligations, all costs and expenses, including court costs, Attorneys' Fees and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder .

        13.3 ACTIONS IN RESPECT OF THE LETTERS OF CREDIT. If any Event of Default shall have occurred and be continuing, Bank may, whether in addition to taking any of the actions described in Section 13.1 above or otherwise, if any Letters of Credit shall have been issued and be outstanding for the account of a Borrower, make demand upon such Borrower to, and forthwith upon such demand such Borrower will, pay to Bank in same day funds at Bank's office designated in such demand, for deposit in a special non-interest bearing cash collateral account for such Borrower (each such account maintained for each Borrower being referred to as the "Letter of Credit Collateral Account") to be maintained at such office of Bank, an amount equal to the aggregate Letter of Credit Face Amount for such Borrower. Each Letter of Credit Collateral Account shall be in the name of the applicable Borrower (as a cash collateral account), but under the sole dominion and control of Bank and subject to the terms of this Agreement.

        13.4 LETTER OF CREDIT COLLATERAL ACCOUNT.

                (a) Each Borrower hereby pledges, and grants to Bank a lien and security interest in, all funds held in its Letter of Credit Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due and to become due from such Borrower to Bank under the Loan Documents.

                (b) Bank may, at any time or from time to time after funds are deposited in a Letter of Credit Collateral Account, apply funds then held in such Letter of Credit Collateral Account to the payment of any amounts, in such order as Bank may elect, as shall have become or shall become due and payable by the applicable Borrower to Bank under the Loan Documents first, in respect of the Letters of Credit of such Borrower and second, in respect of all other Obligations.

                (c) Neither Borrower nor any person claiming on behalf of or through either Borrower shall have any right to withdraw any of the funds held in a Letter of Credit

        Collateral Account, except as otherwise provided in subsection (d) below.

                (d) So long as no Event of Default shall be continuing, Bank will apply to the Obligations, at the written request of the applicable Borrower, funds held in such Borrower' 5 Letter of Credit Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of (i) the total amount of funds held in such Letter of Credit Collateral Account over
        (ii) the Letter of Credit Obligations of such Borrower. If at any time the Letter of Credit Obligations of such Borrower shall have been indefeasibly paid or otherwise satisfied in full and no Event of Default shall then exist, Bank will apply any remaining amount on deposit in such Letter of Credit Collateral Account to the other Obligations of Borrower to Bank in such order and method of application as may be elected by Bank in its sole discretion and/or retain such amount as continuing security for the Obligations.

                (e) Each Borrower agrees that it will not (i) sell or otherwise dispose of any interest in its Letter of Credit Collateral Account or any funds held therein, or (ii) create or permit to exist any lien, security interest or other charge or encumbrances upon or with respect to its Letter of Credit Collateral Account or any funds held therein other than in favor of Bank.

                (f) Bank shall exercise reasonable care in the custody and preservation of any funds held in each Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

                (g) If any Event of Default shall have occurred and be continuing:

                        (i) Bank may, without notice to the applicable Borrower
                at any time or from time to time, charge, set-off and otherwise apply all or any part of the obligations of such Borrower now or hereafter existing under any of the Loan Documents against its Letter of Credit Collateral Account or any part thereof.

                        (ii) Bank may also exercise in respect of a Letter of
                Credit Collateral Account, in addition to other rights and remedies provided for herein or

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

                otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Ohio at that time, and Bank may, without notice except as specified below, sell such Letter of Credit Collateral Account or any part thereof in one or more parcels at public or private sale, at any of Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Bank may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to such Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank shall not be obligated to make any sale of a Letter of Credit Collateral Account, regardless of notice of sale having been given. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                        (iii) Any cash held by Bank in a Letter of Credit
                Collateral Account, and all cash proceeds received by Bank in respect of any sale of, collection from or other realization upon all or any part of such Letter of Credit Collateral Account shall, then be applied (after payment of any amounts payable pursuant to Section 13.2) in whole by Bank against the Obligations in such order as Bank shall elect. Any surplus of such cash or cash proceeds held by Bank and remaining after payment in full of all the Obligations shall be paid over to the applicable Borrower or to whomsoever may be lawfully entitled to receive such surplus.

14. WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS.

        14.1 RELEASE OF COLLATERAL AND PREMISES. Bank's rights with respect to the Collateral, the premises and other security for the Obligations and its liens thereon and security interest therein shall continue unimpaired, and each Borrower shall remain obligated in accordance with the terms hereof, notwithstanding the release or substitution of any Collateral, the Premises or other security for the Obligations at any time(s), or any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any Obligations, and each Borrower hereby waives all notice of the same. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        14.2 WAIVERS AND AMENDMENTS IN WRITING. Failure by Bank to exercise any right, remedy or option under this Agreement or any supplement hereto or in any other agreement between either Borrower or any Guarantor Subsidiary and Bank or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated orally .

        14.3 ASSIGNMENT. Bank shall have the right to assign all or any part of this Agreement and/or the other Loan Documents. Neither Borrower may assign, transfer or otherwise dispose of any of its rights or obligations hereunder or under any of the other Loan Documents to which it is a party, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank's written consent shall be void. All of the rights, privileges, remedies and options given to Bank hereunder shall inure to the benefit of Bank's successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the representatives, successors and assigns of each Borrower and Bank, respectively.

15. MISCELLANEOUS.

        15.1 SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof .

        15.2 GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CLEVELAND, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO. For purposes of any action or proceeding involving this Agreement, each Borrower hereby expressly submits to the nonexclusive jurisdiction of all federal and state courts located in the State of Ohio and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Ohio in accordance with applicable law, provided a reasonable time for appearance is allowed.

        15.3 WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWERS, EACH BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE

OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL, THE PREMISES AND OTHER SECURITY FOR THE OBLIGATIONS OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CLEVELAND, OHIO. BANK AND EACH BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CLEVELAND, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO THE APPLICABLE BORROWER AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 BELOW OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. EACH BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT .

        15.4 SURVIVAL OF REPRESENTATIONS ANA WARRANTIES. Each Borrower covenants, warrants and represents that all of its representations and warranties contained in this Agreement are true at this time, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, and shall remain true until the Obligations are fully performed, paid and satisfied, subject to such changes as may not be prohibited hereby, do not constitute Events of Default hereunder, and have been consented to by Bank in writing.

        15.5 EVIDENCE OF LOANS. Each loan or advance made by Bank to either Borrower pursuant to this Agreement may or may not (at Bank's sole discretion) be evidenced by notes or other instruments issued or made by such Borrower to Bank. Where such loans or advances are not so evidenced, such loans and advances shall be evidenced solely by entries upon Bank's books and records. The Replacement Revolving Note, dated as of February 28, 1997, executed by Borrowers and the Guarantor Subsidiaries in favor of Bank in the principal amount of up to $20,000,000 shall be deemed to be replaced by the terms and provisions of this Agreement and the Guaranty at the time the Borrowers and the Guarantor Subsidiaries execute and deliver this Agreement and the Guaranty.

        15.6 BANK'S ABILITY REGARDING COLLATERAL AND PREMISES. All of the Obligations shall constitute one loan secured by all security as described in
Section 5 above and by all other security now and from time to time hereafter granted by either Borrower and any Subsidiary Guarantor to Bank. Bank may, in its sole discretion, (i) exchange, enforce, waive or release any such security or portion thereof, (ii) apply such security and direct the order or manner of sale thereof as Bank may, from time to time, determine and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

        15.7 APPLICATION OF PAYMENTS, ETC. Bank shall have the continuing right to apply or reverse and reapply any payments to any portion of the Obligations, subject to the terms of this Agreement. To the extent either Borrower or any Guarantor Subsidiary makes a payment or payments to Bank or Bank receives any payment or proceeds of the Collateral, the Premises or any other security for either Borrower's or any Guarantor Subsidiary's benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received by Bank.

        15.8 FEES AND EXPENSES. Borrowers shall reimburse Bank for all costs, fees, expenses and liabilities incurred by Bank or for which Bank becomes obligated in connection with or arising out of: (i) the negotiation, preparation, closing and enforcement of this Agreement, any amendment hereof and any agreements, documents and instruments in any way relating hereto and any of Bank's rights hereunder; (ii) any loans or advances made by Bank hereunder;
(iii) any transaction contem- plated by this Agreement; (iv) any inspection and/or audit and/or verification of the Collateral, the Premises and/or other security for the Obligations and/or either Borrower or any Guarantor Subsidiary;
(v) any liability under Section 3505 of the Internal Revenue Code and all other local, state and federal statutes of similar import; and (vi) costs of settle-ment incurred by Bank after the occurrence of an Event of Default (a) in enforcing any Obligation or in foreclosing against the Collateral or the Premises or exercising or enforcing any other right or remedy available by reason of such Event of Default, (b) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (c) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to either Borrower or any Guarantor Subsidiary and related to or arising out of the transactions contemplated hereby or by any of the Loan Documents, (d) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise), (e) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral or the Premises, (f) attempting to enforce or enforcing any lien on or security interest in any of the Collateral or the Premises or any other rights under the Loan Documents or (g) in meeting with either Borrower or any Guarantor Subsidiary to discuss such Event of Default and the course of action to be taken in connection therewith. The foregoing costs, fees, expenses and liabilities shall include, without limitation, Attorneys' Fees and fees of other professionals all lien search and title search fees, all title insurance premiums, all filing and recording fees and all travel expenses. All of the foregoing shall be part of the Obligations, payable upon demand, and secured by the Collateral and other security for the Obligations described in Section 5 above. The Obligations described under this Section 15.8 shall survive any termination of this Agreement.

        15.9 NOTICES. Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three
(3) days following deposit in the U.S. mails, with proper postage prepaid, or
(ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment thereof, or
(iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

To Bank:        Star Bank, National Association
                1350 Euclid Avenue
                Cleveland, Ohio  44115
                Attention: Large Corporate Lending Department
                Telecopy No:  (216) 623-9208

To Either
Borrower or any
Guarantor
Subsidiary:     c/o HMI Industries Inc.
                3631 Perkins Avenue
                Cleveland, Ohio  44114
                Attention: Chief Executive Officer
                Telecopy No:    (216) 432-0013

        15.10 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by Bank and the extension of the commitments hereunder, each Borrower hereby indemnifies, exonerates and holds Bank and each of its officers, directors, employees and agents (collectively the "Indemnified Parties" and, individually, an "Indem-nified Party") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, and expenses actually incurred in connection therewith (irrespective of whether such Indemnified
Party is a party to the action for which indemnification hereunder is sought), including attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of:

                (a) any transaction financed or to be financed in whole or in part or directly or indirectly with the proceeds of any Loan;

                (b) the entering into and performance of this Agreement and the other Loan Documents by any of the Indemnified Parties;

                (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by either Borrower or any Guarantor Subsidiary of all or any portion of the stock or all or substantially all the assets of any Person, whether or not Bank is party thereto; and

                (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by either Borrower or any Guarantor Subsidiary of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards on conduct concerning, any Hazardous Material), regardless of whether or not caused by, or within the control of, either Borrower or any Guarantor Subsidiary;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of Indemnified Party's gross negligence or willful misconduct or breach by such Indemnified Party of its obligations under the Loan Documents, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, except as aforesaid to the extent not payable by reason of the Indemnified Party's gross negligence or willful misconduct or breach of such obligations. The Obligations described under this SECTION 15.10 shall survive any termination of this Agreement.

        15.11 EQUITABLE RELIEF. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any of the other Loan Documents, any remedy of law may prove to be inadequate relief to Bank; therefore, each Borrower agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

        15.12 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof. 15.13 Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

        15.14 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO EACH BORROWER, EACH BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWERS.

        15.15 REVOCATION OF APPOINTMENT OF PARENT AS AGENT. Each Borrower and, by its execution and delivery of the Consent and Agreement attached hereto, each Guarantor Subsidiary hereby agrees that the appointment of Parent as agent for the Borrowing Group (as defined in the Existing Credit Agreement) is hereby revoked. Bank hereby acknowledges and consents to such revocation.

        15.16 NO STRICT CONSTRUCTION. Notwithstanding the fact that this Agreement has been initially drafted and prepared by one of the parties, all of the parties hereto confirm that they and their respective counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the parties, and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

        15.17 CONFESSION OF JUDGMENT. Each Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for such Borrower in any action upon or in connection with this Agreement at any time after the Loans and/cr other obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives with and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against such Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. Each Borrower agrees and consents that the attorney confessing judgment on behalf of such Borrower may also be counsel to the Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of collection of the Loans and/or Obligations or proceeds of Collateral, the Premises or any other security for the Loans and the other Obligations.

        IN WITNESS WHEREOF, this Agreement has been duly executed by each Borrower as of the ____ day of June, 1997.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged
in the presence of:                           HMI INDUSTRIES INC.

/s/ Carl A. Young III                         By: /s/ Mark A. Kirk
---------------------------------                -------------------------------
Name: Carl A. Young III                       Its: Vice President
     ----------------------------                 ------------------------------

---------------------------------
Name:
     -----------------------------


WARNING- -BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged
in the presence of:                        BLISS MANUFACTURING COMPANY

/s/ Carl A. Young III                         By: /s/ Mark A. Kirk
---------------------------------                -------------------------------
Name: Carl A. Young III                       Its: Vice President
     ----------------------------                 ------------------------------

---------------------------------
Name:
     -----------------------------

STATE OF OHIO       )
                    ) ss:
COUNTY OF CUYAHOGA  )


        The foregoing instrument was acknowledged before me this 6th day of June, 1997, by Mark A. Kirk, Vice President of HMI Industries Inc., a Delaware corporation, on behalf of the company.


c                                         /s/ Caroline A. Gale
                                         -----------------------------
                                         CAROLYN A. GALE
                                         Notary Public, State of Ohio, Cuy. Cty.
                                         My Commission Expires Jan. 28, 2001


STATE OF OHIO       )
                    ) SS:
COUNTY OF CUYAHOGA  )


        The foregoing instrument was acknowledged before, this 6th day of June, 1997, by Mark A. Kirk, Vice President of Bliss Manufacturing Company, an Ohio corporation, on behalf of the company.


                                         /s/ Caroline A. Gale
                                         -----------------------------
                                         CAROLYN A. GALE
                                         Notary Public, State of Ohio, Cuy. Cty.
                                         My Commission Expires Jan. 28, 2001


Accepted at Cleveland, Ohio,
as of June 6, 1997

STAR BANK, NATIONAL ASSOCIATION

By: /s/ John D. Barrett
-------------------------------
John D. Barrett, Senior Vice President

                                   Schedule 1

                  INCORPORATION AND QUALIFICATION JURISDICTION
                  --------------------------------------------

BORROWERS                                       STATE/PROVINCE OF INCORPORATION
---------                                      --------------------------------

HMI Industries Inc.                                   Delaware
Bliss Manufacturing Company                           Ohio


GUARANTOR SUBSIDIARIES
-----------------------

Tube Form, Inc.                                       Ohio

Health-Mor Acceptance Corporation                     Delaware

Newton Falls Holding Company                          Delaware

Tube-Fab Ltd.                                        Ontario

Health-Mor International Inc.                        US Virgin Islands

HMI Acceptance Corporation                           Ontario

Health-Mor Acceptance PTY LTD                        Australia

HMI Incorporated                                     Ontario

Health-Mor Personal Care Corp.                       Delaware

Home Impressions, Inc.

Experimental Distributing, Inc.                     Ohio

                                   SCHEDULE 2

                            LICENSES, PATENTS, ETC.
                            -----------------------

        Set forth below is a list of each Borrower's and Guarantor Subsidiary's governmental approvals, permits, licenses, patents, copyrights, trademarks and trade names.

U.S. TRADEMARKS                                     REGISTRATION NUMBERS
---------------                                     ---------------------

Ascension Plus                                               1,727,261
Ascension                                                    1,720,029
Miscellaneous Design "Bird Logo"                             2,033,003
Captiva                                                      2,034,466
Captiva                                                      1,980,046
Comfort Lounger                                              1,944,528
Defender                                                     2,050,553
ElektraPure                                                  2,010,472
Empress                                                      1,973,733
Enviropure                                                   1,810,559
Filter Queen                                                   378,297
Filter Queen & Crown Design                                    663,742
Filter Queen & Crown Design                                    663,256
Filter Queen Pow-R-Nozzle & Crown Design                     1,070,550
Filter Queen Pow-R Clean-Up Team & Design                    1,111,650
Miscellaneous Filter Design "Cone Dude"                      1,815,375
GentleJet                                                    2,021,467
Groomex                                                      1,754,460
Health-Mor                                                   1,753,732
Home Impressions                                             1,949,110
Majestic                                                     1,866,813
Mini Pow-R-Nozzle                                            1,838,584
Optima                                                       1,954,079
Optima                                                       1,959,113
Optima Plus                                                  2,000,968
Preci-Jet                                                    1,438,533
Princess                                                     1,941,266
Seal Guard                                                   1,287,898
Triangle in a Circle                                         1,593,851
Triple Crown                                                 1,996,371
True Colors                                                  2,051,602
Vacu-Queen                                                   T33286
Vacuum Cleaner Design                                        1,976,252
Vista                                                        1,790,181
5-in-1                                                       2,024,542

U.S. PATENTS                                                 PATENT NUMBERS
------------                                                 --------------

Suction Cleaner Power Nozzle                                   4,199,839
Multi-motor suction cleaner (upright)                          4,225,999
Top cover for tank type suction cleaner                        D260, 151
Design for hand suction cleaner                                D268,057
Seal Guard                                                     1,287,898
Power nozzle sudser for a cannister vac                        4,507,819
Medicine vial adaptor for injector                             4,662,878
Needless hypodermic injector                                   4,722,728
Central Vac housing design                                      D294,187
Vacuum cleaner and filter thereof                              5,248,323
Elbow design                                                    D345,413
Vacuum cleaner canister base connector                         5,515,573
Filter bag for a vacuum cleaner                                5,522,908
Telescoping Flagpole                                           5,572,835
Filter System                                                  5,593,479
Vacuum cleaner and filter bag with
     air management                                            5,603,741

SCHEDULE 3

PERMITTED INDEBTEDNESS

HMI Industries Inc.                                              3/31/97
   STAR Bank revolving line of credit and term facility        $20,000,000
   - actual usage at 3/31/97 was $17,880,000.

   Private Placement Notes                                      $1,666,667
   - 7 year, 9.86% promissory notes
   -due Nov. '97

   Distributor deposits (normal course of business)               $446,555

   Capitalized lease obligations
   - Computer hardware and software                               $212,176
   - Filter Cone machine lease                                    $331,214
   - Computer lease                                                $25,075

   STAR Bank building mortgage/loan                             $2,214,923
   Hollandsche-Unit Bank loan (Rotterdam)                         $542,741
   -actual loan total is 1,000,000 Netherland Guilders

   Industrial Revenue Bond - Lombard property                     $911,715


Bliss Manufacturing Company

STAR BANK leases
        -#410                                                     $119,416
        -#411                                                     $164,434
        -#412                                                      $75,362
        -#413                                                     $495,775

PERMITTED INDEBTEDNESS


Health-Mor Acceptance Pty Ltd.

    NBD Bank line of credit                                            $727,050
    - actual loan availability is 840,000 Australian $


Health-Mor Personal Care Corp.
    Mortgage on land and building                                      $316,537
    - details to be arranged

HMI Incorporated

     Distributor deposits (normal course of business)                  $202,590


Tube-Fab Ltd.

     DIPP Government grant (MPD Div.)                                   $99,447



        Various other indebtedness not exceeding $100,000 which does not have a material adverse effect on the Borrowers' and Guarantors' financial condition.

SCHEDULE 4

PERMlTTED LIENS



HMI Industries Inc.

STAR Bank revolving line of credit and term facility

Private Placement Notes
- 7 year, 9.86% promissory notes
-due Nov. '97

Capitalized lease obligations
- Computer hardware and software
- Filter Cone machine lease
- Computer lease

STAR Bank building mortgage/loan

Surety Bond Indemnifications
        The practise since HMI Industries Inc. acquired HMI Incorporated in 1987 has been to continue to have HMI Incorporated guarantee the surety bonds of distributors so that the distributors can be bonded to carry on business in Canada.
        As of 1997, the bonding company (London Guarantee) is requiring that those bonds requiring a corporate guarantee of HMI be done under the name of HMI Industries Inc.
        As of May 1997, the status of these bonds are as follows:
        Active Bonds                            $162,000
        Lapsed bonds (within discovery period)  $702,000
        The amount of lapsed bonds represents a) the proactive move to have the Regional Distributor indemnify the bonds, b) the proactive nature of having distributors stand on their own (or under their Regional Distributor) and c) the elimination of distributors whose bond the company had previously indemnified (clean up).

PERMITTED LIENS


Bliss Manufacturing Company

STAR BANK leases
                  -#410, #411, #412, #413


Health-Mor Acceptance Pty Ltd.

      NBD Bank line of credit


Health-Mor Personal Care Corp.

      Mortgage on land and building

                                   SCHEDULE 5

                           RESTRICTIONS, LABOR ISSUES
                           --------------------------

1. Except as set forth herein, neither Borrower nor Guarantor Subsidiary is a party or subject to any charge, restriction, judgment, decree or order.



                                      None




2. Except as set forth herein, neither Borrower's nor any Guarantor Subsidiary's labor contracts are scheduled to expire within three years of the date of the Agreement.



                                      None




3. Except as set forth herein, neither Borrower nor any Guarantor Subsidiary is a party to any employment contract or labor contract.

                                  Kirk Foley
                                  Gary Moore
                                  Ted Timmers
                                  Carl Young
                                  Mark Kirk
                                  Jim Malone
                                  Robert Benedict

Bliss Manufacturing Employees Association - expires 8/31/2001

                                   SCHEDULE 6

                                VIOLATION OF LAW
                               -----------------


No violations

                                   SCHEDULE 7

                             PENSION PLAN LIABILITY
                             ----------------------

        None

                                   SCHEDULE 8

                                   LITIGATION
                                   ----------

See Litigation Status Report attached hereto.

                            LITIGATION STATUS REPORT
                            ------------------------
                                    May 1997


MULTIPLE ALABAMA CUSTOMER LAWSUITS
-----------------------------------

        HMI Industries is a principal defendant, with its distributor Ike Walden, d/b/a Filter Queen Center, and his distributor, Mance Terry, d/b/a Mance Modern Air, in 11 lawsuits filed in as many separate counties in Alabama by lawyers representing Alabama purchasers of the Majestic Filter Queen during the last six years. At the outset of litigation, there were 206 plaintiffs.

Insurance
---------

        Chubb Insurance, the company's present insurance carrier, is providing the defense and has set aside reserves per claimant.

        Unlike Chubb, the company's prior insurance carrier Cigna has refused to either defend or indemnify the company on the claims. While Cigna's policy was in effect when certain of the purchases were made, Cigna has maintained that because the claim arose in the fall of 1995 when the plaintiffs knew or should have known of the misrepresentations, the Cigna policy is not applicable. We are exploring on behalf of HMI potential claims against Cigna for "bad faith" refusal to defend.

Status
------

        The litigation has been resolved as a result of a mediation conference held February 17, 1997 in Birmingham, Alabama. Settlement documents are being completed. Costs of settlement for plaintiffs approximate $250,000, with a similar amount being paid by Chubb.


Hatch v. Health-Mor, Inc. et al.
---------------------------------

        Suit by consumer against distributor and HMI for fraud and misrepresentation that Filter Queen sold as a black lung machine.

        ACTION SINCE LAST REPORT: Matter settled as part of overall settlement of Alabama litigation.


MICHELLE ARNOLD V. DENNIS BRUCE PULLEN, D/B/A A-1 VACUUM & SUPPLY
------------------------------------------------------------------

        Negligent hiring/supervision claim alleged against HMI by an employee of a distributor. Claim against HMI is that it "forced" distributor to hire assailant.

        ACTION SINCE LAST REPORT: Summary judgment grant HML

HMI V. NORIAN. FEDERAL DISTRICT COURT
-------------------------------------

        ACTION SINCE LAST REPORT: Matter settled. Apology, noncompete and promissory note calling for payment of $63,000 by Norton.


HMI V. UNIVERSAL VACUUM CORPORATION AND HARLAN WILSON, GRAND RAPIDS, MICHIGAN
-----------------------------------------------------------------------------

        Suit filed by HMI to secure materials purchased from UVC in an asset purchase agreement. UVC unable to produce machines due to lack of funds and inept management. Trial court has granted HMI's request for product and materials to be sent to HMI for production. Universal has counterclaimed. Mediation in August 1996 resulted in a positive award to HMI. Mediation rejected by Universal, which seeks sums in excess of $200,000. Matter set for trial May 28, 1997.


HMI V. MCLAIN, FEDERAL DISTRICT COURT, NORTHERN DISTRICT OF OHIO
-----------------------------------------------------------------

        HMI has sued former distributor Brian McLain for violation of HMI's Filter Queen trademark and in an action on an account. HMI terminated its relationship with McLain in August 1995 due to customer complaints and bad business practices. McLain never filed a responsive pleading or motion and HMI won a default. On December 4, 1995, the day before a scheduled default judgment hearing which would have ended the case, McLain filed a petition for Chapter 7 bankruptcy, staying HMI's action against him. HMI's Complaint was filed September 8, 1995.


MCLAIN V. HMI. FEDERAL DISTRICT COURT. NORTHERN DISTRICT OF TEXAS
------------------------------------------------------------------

        On June 19, 1996, Brian McLain filed an action against HMI seeking in excess of $50,000 in damages for tortious interference with business relationships and breach of contract. HMI agreed to waive service of summons and a responsive pleading or motion is due on August 19, 1996 We have sought dismissal or transfer of venue as compulsory counterclaim to HMI's action in Ohio.


BEAGLE V. HMI, ET AL., JEFFERSON COUNTY, TEXAS
----------------------------------------------

        The Beagles brought an action in Texas state court stemming from their purchase of a Filter Queen from Brian McLain. According to the Beagels, McLain and HMI engaged in deceptive sales practices and breached the purchase contract, among other things. Through local counsel, HMI has answered the Complaint, denying liability as to HMI. No written agreement exists between HMI and Brian McLain. There has been no other action in the case.

R&D DISTRIBUTING AND RONALD STEAD V. HMI INDUSTRIES INC.
--------------------------------------------------------

        In December 1996, after negotiations with distributor Ronald Stead failed to produce any resolution, Stead commenced legal action in state court in Michigan. HMI has removed the action to federal court and counterclaimed for sums in excess of $150,000. Stead had announced to HMI his desire to retire and wished to provide for himself a "retirement package" that was neither justified nor warranted by past actions. The counterclaim of HMI is based on nonpayment by Stead for various items purchased. Stead is now working for a competitor of HMI.

        Discovery to commence.

                                   SCHEDULE 9

                                   Affiliates
                                   ----------

        Set forth below is a list of all persons who own 10% or more of the outstanding common stock of HMI Industries, Inc.

        NAME                                    OWNERSHIP PERCENTAGE
        ----                                    --------------------
Kirk W. Foley                                           14.31%

Barry S. Needler                                        37.97%



        Affiliates also include those officers and directors of Borrowers and Guarantor Subsidiaries and such additional Persons as are included in the definition of Affiliate.

                                   Schedule 10

                                 CAPITALIZATION
                                 --------------

HMI INDUSTRIES INC.

        Preferred stock, $5 par value
        300,000 authorized, none issued

        Common Stock, $1 par value
        10,000,000 authorized, 5,295,556 issued $5,295,556
        Capital Paid in Excess of Par Value     $7,634,886
        Common Stock Held in Treasury   $1,790,202

        (see Proxy Statement for Shareholdings)

BLISS MANUFACTURING COMPANY

        Outstanding shares 100% owned by HMI Industries Inc.

TUBE FORM, INC.

        Outstanding shares 100% owned by HMI Industries Inc.

HEALTH-MOR ACCEPTANCE CORPORATION

        Outstanding shares 100% owned by HMI Industries Inc.

NEWTON FALLS HOLDING COMPANY

        Outstanding shares 100% owned by Bliss Manufacturing Company

TUBE-FAB LTD.

        Outstanding shares 100% owned by HMI Industries Inc.

HEALTH-MOR INTERNATIONAL, INC.

        Outstanding shares 100% owned by HMI Industries Inc.

HMI ACCEPTANCE CORPORATION

        Outstanding shares 100% owned by HMI Industries Inc.

HEALTH-MOR ACCEPTANCE PTY LTD

        Outstanding shares 100% owned by HMI Industries Inc.

HMI INCORPORATED

        Outstanding shares 100% owned by HMI Industries Inc.

EXPERIMENTAL DISTRIBUTING, INC.

        Outstanding shares 100% owned by HMI Industries Inc.

HEALTH-MOR PERSONAL CARE CORP.

        Common Stock, $1 par value
        10,000 shares authorized and issued

        Shareholder                  # shares              %            $
        HMI Industries Inc.            8,500             85%         $ 8,500
        Gary Moore/MIl Investment Corp. 1,000            10%         $ 1,000
        Four other investors              500             5%         $   500
                                                                     -------
                                                                     $10,000
                                                                     =======
        Capital Paid in Excess of Par Value                          $ 6,000
                                                                     =======

SCHEDULE 11


DEPOSIT AND OTHER ACCOUNTS

        Attached is a list of all bank accounts for the Borrowers and the Guarantor Subsidiaries.

              Bank Accounts for HMI Industries Inc. & Subsidiaries

                              HMI Industries Inc.
                             Federal ID #36-1202810
805-8828                                      48573-9981
Control led Disbursements-Payroll             Workman's Compensation Checking
Star Bank                                     Star Bank
1301 Euclid Ave                               1301 Euclid Ave
Cleveland, Ohio 44115                         Cleveland, Ohio 44115
Contact: John Barrett 623-9220                Contact: John Barrett 623-9220


48039-0012                                    48573-9791
Guaranteed Loans - Checking                   Supernaturals Acct
Star Bank                                     Star Bank
1301 Euclid Ave                               1301 Euclid Ave
Cleveland, Ohio 44115                         Cleveland, Ohio 44115
Contact: John Barrett 623-9220                Contact: John Barrett 623-9220


805-5238                                      805-5204

Business Checking - Payables                  Checking - Concentration Account
Star Bank                                     Star Bank
1301 Euclid Ave                               1301 Euclid Ave
Cleveland, Ohio 44115                         Cleveland, Ohio 44115
Contact: John Barrett 623-9220                Contact: John Barrett 623-9220




                                      HMAC
                             Federal ID #34-1639758


805-5702
HMAC Business Checking
Star Bank
1301 Euclid Ave
Cleveland, Ohio 44115
Contact: John Barrett 623-9220


              BANK ACCOUNTS FOR AMT INDUSTRIES INC. & SUBSIDIARIES

                              BLISS MANUFACTURING
                             FEDERAL ID# 34-1231433
805-5253                                          GT-09337-49
Business Checking                                 Business Checking
Star Bank                                         Painewebber Inc.
1301 Euclid Ave                                   3701 Boardman-Canfield Rd.
Cleveland, Ohio 44115                             PO Box 100
Contact: John Barrett                             Canfield, Ohio 44406
(216) 623-9220                                    Contact: Ray McCune
                                                  (330) 533-7191
                                                  ACCT CLOSED AS OF 5/27/97

10383                                             147303
Business Checking                                 Business Checking
Bank One                                          Bank One
6 Federal Plaza West                              6 Federal Plaza West
Youngstown, Ohio 44503                            Youngstown, Ohio  44503
Contact: Patty Nesbitt                            Contact: Patty Nesbitt
(330) 742-6778                                    (330) 742-6678


              BANK ACCOUNTS FOR HMI INDUSTRIES INC. & SUBSIDIARIES

                                    HMI INC.

37-02618                                     02-06016
HMI Inc. - $CDN                              HMI Inc. - $US
CIBC                                         CIBC
2866 Dufferin St.                            2866 Dufferin St.
North York, Ontario M6B 3S6                  North York, Ontario M6B 3S6
Contact: Eric Macklin                        Contact: Eric Macklin
(416) 781-5613                               (416) 781-5613



43-05914                                     35-05219
Household Rental Systems - $CDN              FQ Home Shoppe-Burlington - $CDN
CIBC                                         CIBC
2866 Dufferin St.                            2866 Dufferin St.
North York, Ontario M6B 3S6                  North York, Ontario M6B 3S6
Contact: Eric Macklin                        Contact: Eric Macklin
(416) 781-5613                               (416) 781-5613



36-03717                                     36-03512
FQ H S-Burlington - Defender $CDN            FQ Home Shoppe - Vancouver $CDN
CIBC                                         CIBC
2866 Dufferin St                             2866 Dufferin St.
North York, Ontario M6B 3S6                  North York, Ontario M6B 3S6
Contact: Eric Macklin                        Contact: Eric Macklin
(416) 781-5613                               (416) 781-5613



36-03415                                     43-03814
FQ H S -Vancouver-Defender $CDN              HMI Acceptance Corp $CDN
CIBC                                         CIBC
2866 Dufferin St.                            136 Rexdale Blvd.
North York, Ontario M6B 3S6                  Rexdale, Ontario M9W 1P6
Contact: Eric Macklin                        Contact: Terri Politi
(416) 781-5613                               (416) 743-8291



1040-624                                     1029-591
HMI Inc. - MASTERCARD - $ CDN                FQ H S-Burlington-Mastercard-$CDN Bank of
MONTREAL                                     Bank of Montreal
155 Rexdate Blvd.                            777 Guelph Line
Rexdale, Ontario M9W 5Z8                     Burlington, Ontario L7R 3N2
Contact: Nancy Van Wert                      Contact: Mastercard a/c rep.
(416) 744-6367                               (905) 632-7000



              BANK ACCOUNTS FOR HMI INDUSTRIES INC. & SUBSIDIARIES

                 TUBE FAB LTD & MANUFACTURED PRODUCTS DIVISION

91-02116                                          02-03416
Business Checking -CDN $                          Business Checking -US $
CIBC                                              CIBC
Markborough Place                                 Markborough Place
671 1 Mississauga Road                            671 1 Mississauga Road
Mississauga, Ontario L5N 2W3                      Mississauga, Ontario L5N 2W3
Contact: Janet Ashby                              Contact: Janet Ashby
(905) 826-3771                                    (905) 826-3771




                         HEALTH-MOR INTERNATIONAL, INC.

719-1-298715
Business CHECKING
Chase Manhattan
PO Box 309600
St. Thomas, VI 00803-9600
Contact: Diane Forde
(809) 693-1726






                         HEALTH-MOR PERSONAL CARE CORP.


73-3002099-6                                      73-3002100-2
Business Checking                                 Payroll Account
First Bank of America-Kankakee                    First Bank of America-Kankakee
1 Dearborn Square                                 1 Dearborn Square
Kankakee, IL 60901                                Kankakee, IL 60901
No individual assigned as contact                 No individual assigned as contact
(815) 693-3600                                    (815) 935-3600


              BANK ACCOUNTS FOR HMI INDUSTRIES INC. & SUBSIDIARIES

                        HEALTH-MOR ACCEPTANCE PTY. LTD.


10620801                                          10620800
Distributor Acct - Checking                       Business Checking
State Bank Of New South Wales                     State Bank of New South Wales
342 Victoria Ave                                  342 Victoria Ave
Chatswood NSW 2067                                Chatswood NSW 2067
Contact: the Manager                              Contact: the Manager
0011 1612 9412 2811                               0011 1612 9412 2811



Loan Acct
First Chicago Australia
Level 24 Grosvenor Place
225 George Street
Sydney NSW 2000
Contact: Bill Giffen
Oll 1612 9954 3677


                        HMI INDUSTRIES - INC. ROTTERDAM

61 9907 819                                       62 8161 999
HBU Bank                                          HBU Bank
PO Box 249                                        PO Box 249
3000 AE Rotterdam                                 3000 AE Rotterdam
Contact: C. de Jong                               Contact: C. de Jong
011 31 10 2820282                                 Oll 31 10 2820282



JULY 17, 1996

TO: KELLEY CROOKSTON                                   FROM HELEN NORRIS

                         CANADIAN BANK ACCOUNT LISTING
                         ------------------------------

============================================================================================================
BANK NAME             Canadian Imperial Bank of   Canadian Imperial Bank of   Canadian Imperial Bank of
                      Commerce                    Commerce                    Commerce
------------------------------------------------------------------------------------------------------------
BANK ADDRESS          2866 Dufferin St.           2866 Dufferin St.           2866 Dufferin St.
                      North York, Ontario         North York, Ontario         North York, Ontario
                      M6B 3S6                     M6B 3S6                     M6B 3S6

------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER        37-02618                    02-06016                    43-05914
------------------------------------------------------------------------------------------------------------
ACCOUNT NAME          HMI Incorporated            HMI Incorporated            Household Rental Systems

------------------------------------------------------------------------------------------------------------
TYPE OF ACCOUNT       Current - Canadian Funds    U.S. Funds                  Current - Canadian Funds
------------------------------------------------------------------------------------------------------------
SIGNING AUTHORITIES   Kirk Foley - Unlimited      Kirk Foley - Unlimited      Kirk Foley - Unlimited
AND LIMITS            Kevin Dow - Unlimited       Kevin Dow - Unlimited       Kevin Dow - Unlimited
                      Helen Norris - Unlimited    Helen Norris - Unlimited    Helen Norris - Unlimited
                                                                              Frank Solloh - Unlimited
------------------------------------------------------------------------------------------------------------
NUMBER OF SIGNATURES  Any two of the above        Any two of the above        Any two of the above
REQUIRED
=============================================================================================================



=========================================================================================
BANK NAME              Canadian Imperial Bank of      Canadian Imperial Bank of
                       Commerce                       Commerce
------------------------------------------------------------------------------------------
BANK ADDRESS           2866 Dufferin St.              2866 Dufferin St.
                       North York, Ontario            North York, Ontario
                       M6B 3S6                        M6B 3S6

------------------------------------------------------------------------------------------
ACCOUNT NUMBER         35-05219                       36-03717
------------------------------------------------------------------------------------------
ACCOUNT NAME           Filter Queen Home Shoppe-      Filter Queen Home Shoppe-
                       Burlington                     Burlington "Defender"
------------------------------------------------------------------------------------------
TYPE OF ACCOUNT        Current - Canadian Funds       Current - Canadian Funds
------------------------------------------------------------------------------------------
SIGNING AUTHORITIES    Kirk Foley - Unlimited         Kirk Foley - Unlimited
AND LIMITS             Kevin Dow - Unlimited          Kevin Dow - Unlimited
                       Helen Norris - Unlimited (*)   Helen Norris - Unlimited
                       Jim Adams - Unlimited (*)      Jim Adams - Unlimited
------------------------------------------------------------------------------------------
NUMBER OF SIGNATURES   (*) One sign, up to $2000      Any two of the above
REQUIRED               or any two of the above
==========================================================================================

==============================================================================================================
BANK NAME             Canadian Imperial Bank of      Canadian Imperial Bank of   Canadian Imperial Bank of
                      Commerce                       Commerce                    Commerce
--------------------------------------------------------------------------------------------------------------
BANK ADDRESS          2866 Dufferin St.              2866 Dufferin St.           136 Rexdale Boulevard
                      North York, Ontario            North York, Ontario         Rexdale, Ontario
                      M6B 3S6                        M6B 3S6                     M9W 1P6

--------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER        36-03512                       36-03415                    43-03814
--------------------------------------------------------------------------------------------------------------
ACCOUNT NAME          Filter Queen Home Shoppe-      Filter Queen Home Shoppe-   HMI Acceptance Corporation
                      Vancouver                      Vancouver "Defender"
--------------------------------------------------------------------------------------------------------------
TYPE OF ACCOUNT       Current - Canadian Funds       Current - Canadian Funds    Current - Canadian Funds
--------------------------------------------------------------------------------------------------------------
SIGNING AUTHORITIES   Kirk Foley - Unlimited         Kirk Foley - Unlimited      Kevin Dow - Unlimited
AND LIMITS            Kevin Dow - Unlimited          Kevin Dow - Unlimited       Robert Abrahams-Unlimited
                      Helen Norris - Unlimited (*)   Helen Norris - Unlimited    Helen Norris - Unlimited
                      Amin Behbahany - Unlimited (*) Amin Behbahany - Unlimited
--------------------------------------------------------------------------------------------------------------
NUMBER OF SIGNATURES  (*) One sign, up to $2000      Any two of the above        Any two of the above
REQUIRED              or any two of the above
==============================================================================================================



======================================================================================
BANK NAME                  Bank of Montreal               Bank of Montreal
-------------------------------------------------------------------------------------
BANK ADDRESS               155 Rexdale Boulevard          777 Guelph Line
                           Rexdale, Ontario               Burlington, Ontario
                           M9W 5Z8                        L7R 3N2
-------------------------------------------------------------------------------------
ACCOUNT NUMBER             1040-624                       1029-591
-------------------------------------------------------------------------------------
ACCOUNT NAME               HMI Incorporated               Filter Queen Home Shoppe-
                                                          Burlington
-------------------------------------------------------------------------------------
TYPE OF ACCOUNT            Mastercard - Cdn. Funds        Mastercard - Cdn. Funds
-------------------------------------------------------------------------------------
SIGNING AUTHORITIES        Kirk Foley - Unlimited         Kevin Dow - Unlimited
AND LIMITS                 Kevin Dow - Unlimited          Helen Norris - Unlimited (*)
                           Helen Norris - Unlimited       Jim Adams - Unlimited (*)
-------------------------------------------------------------------------------------
NUMBER OF SIGNATURES       Any one of the above           (*) One sign up to $2000
REQUIRED                                                  or any two of the above
====================================================================================

TO:   KEVIN DOW
FROM: CHARLES HALL


                 TUBE-FAB LTD. - CANADIAN BANK ACCOUNT LISTING

---------------------------------------------------------------------------------------------------------------------
Bank Name:           Canadian Imperial Bank of Commerce    Bank Name:           Canadian Imperial Bank of Commerce

Bank Address:        Markborough Place                     Bank Address:        Markborough Place
                     6711 Mississauga Road                                      6711 Mississauga Road
                     Mississauga                                                Mississauga
                     Ontario. L5N 2W3                                           Ontario. L5N 2W3

Account Number:      91-02116                              Account Number:      02-03416

Account Name:        Tube-Fab Ltd.                         Account Name:        Tube-Fab Ltd.

Type of Account:     Current - Canadian Funds              Type of Account:     US $ Operating

Signing Authorities  John Dalziel - Unlimited              Signing Authorities  John Dalziel - Unlimited
and Limits:          Mark Kirk - Unlimited                 and Limits:          Mark Kirk - Unlimited
                     Denis Pickler - Unlimited                                  Denis Pickler - Unlimited
                     Kevin Dow - Unlimited                                      Kevin Dow - Unlimited
                     Helen Norris - Unlimited                                   Helen Norris - Unlimited
                     Mike Harper - Unlimited                                    Mike Harper - Unlimited
                     Charles Hall - $2,500.00                                   Charles Hall - $2,500.00
                     Margaret Burns - $2,500.00                                 Margaret Burns - $2,500.00

Number of Signatures                                       Number of Signatures
Required:            Any two of the above                  Required:            Any two of the above
----------------------------------------------------------------------------------------------------------------------

SCHEDULE 12


LEASES
------

         Attached is a schedule of propety lease for various locations.

        VARIOUS OTHER LEASES NONE OF WHICH IN THE AGREGATE EXCEEDS $100,000 WHICH DO OT HAVE A MATERIAL ADVERSE EFFECT ON THE BORROWERS' FINANCIAL CONDITION.

                                 HMI MEMORANDUM
                                 --------------


May 27, 1997

To:      Kevin Dow
From:    Helen Norris
Re:      Canadian Property Leases

=================================================================================================================================
                                                                                              MONTHLY RENT
LOCATION                    CHARACTER              SQUARE FOOTAGE    PAYEE                         [NET]         EXPIRY DATE
---------------------------------------------------------------------------------------------------------------------------------
#3-9670 188TH STREET                                                 Lexington
Surrey, BC [HRS]            Office & Warehouse         4,100         Properties                $2,135.42       March 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
9407 - 47th Street                                                   #657346 Alberta
Edmonton, AB [HRS]          Office & Warehouse         3,513         Ltd.                        $663.00       March 1996
---------------------------------------------------------------------------------------------------------------------------------
220 Guthrie Avenue
Dorval, QC [HRS]            Office & Warehouse         4,762         La Prudent                $1,488.00       March 1997 ***
---------------------------------------------------------------------------------------------------------------------------------
6500 Van Deemter Ct.
Mississauga, ON [HRS]       Office & Warehouse        10,372         Ulmar Holdings            $3,457.33       Month to Month
---------------------------------------------------------------------------------------------------------------------------------
2440 New Street                                                      Rosehall Mgmt.
Burlington, ON [FQHS]       Office & Retail Store      1,100         Inc.                        $870.83       June 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
3594 Main Street                                                     Burritt Brothers
Vancouver, BC [FQHS]        Office & Retail Store      2,292         Carpet                    $3,200.00       April 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
6845 Davand Drive
Mississauga, ON             Office, Warehouse and     38,400         Director Industrial
[HMI, HRS, TFL]             Manufacturing                            Properties, Inc.         $11,830.00       September 30, 2006
==================================================================================================================================

Note: Monthly Rent [Net] - Does not include property taxes, management fees, insurance by Landlord, or any other fees from Landlord [GST Extra]

SCHEDULE 13

INSURANCE POLICIES
------------------

        The purpose of this schedule is the summarize the commercial liability and property insurance in effect together with confirmation of the naming of STAR Bank, N.A. as a loss payee. These coverages renewed on May 31, 1997 and accordingly, I have included confirmation by way of two Certificates of Insurance with STAR Bank N.A. as loss payee (one for STAR Bank N.A. and one for STAR's Equipment Division).

=============================================================================================================
ACORD(TM)                                                                               DATE (MM/DD/YY)
                                                                                               5/30/97
---------------------------------------------------------------------------------------------------
PRODUCER                                        | THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
  JOHNSON & HIGGINS                             | ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
  1301 E. Ninth St. Suite 1900                  | HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
  CLEVELAND, OHIO  44114-1824                   | ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                |------------------------------------------------------------
                                                |                 COMPANIES AFFORDING COVERAGE
                                                ----------------------------------------------------------
                                                | COMPANY
  IFFANY ZELINKO (216) 523-3559                 | A FEDERAL INS CO
----------------------------------------------------------------------------------------------------------
INSURED                                         | COMPANY
  BLISS MFG.                                    | B
  HMI INDUSTRIES, INC.                          ------------------------------------------------------------
  3631 Perkins Avenue                           | Company
  Cleveland, Ohio  44114                        | C
                                                -------------------------------------------------------------
                                                | Company
                                                | D
--------------------------------------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED
TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY
REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY
THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.


----------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE                   POLICY    POLICY EFFECTIVE    POLICY EXPIRATION
LTR                                            NUMBER    DATE (MM/DD/YY)      DATE (MM/DD/YY)                LIMITS
----------------------------------------------------------------------------------------------------------------------------------
A  | GENERAL LIABILITY                       35326461      5/31/97              5/31/98       GENERAL AGGRETAGE        $2,000,000
   |                                                                                         -------------------------------------
   | [X ] COMMERCIAL GENERAL LIABILITY                                                        PRODUCTS-COMP/OP AGG     $2,000,000
   |                                                                                         -------------------------------------
   | [  ] [  ] CLAIMS MADE [X] OCCUR                                                          PERSONAL & ADV INJURY    $1,000,000
   |                                                                                         -------------------------------------
   | [  ] OWNERS & CONTRACTOR'S PROT                                                          EACH OCCURRENCE          $1,000,000
   |                                                                                         -------------------------------------
   | [  ] ___________________________                                                         FIRE DAMAGE              $1,000,000
   |                                                                                          (Any one fire)
   |                                                                                         -------------------------------------
   | [  ] ___________________________                                                         MED EXP (Any one person) $   10,000
----------------------------------------------------------------------------------------------------------------------------------
A  | AUTOMOBILE LIABILITY                   73203691      5/31/97                5/31/98      COMBINED SINGLE LIMIT    $1,000,000
   |                                                                                         -------------------------------------
   | [X ] ANY AUTO                                                                            BODILY INJURY
   |                                                                                          (Per Person)             $
   | [  ] ALL OWNED AUTOS                                                                    -------------------------------------
   |
   | [  ] SCHEDULED AUTOS                                                                    -------------------------------------
   |
   | [X ] HIRED AUTOS                                                                          BODILY INJURY           $
   |                                                                                          (Per Accident)
   | [X ] NON-OWNED AUTOS
   |                                                                                          ------------------------------------
   | [  ] ____________________                                                                 PROPERTY DAMAGE         $
   | [  ]
----------------------------------------------------------------------------------------------------------------------------------
   | GARAGE LIABILITY                                                                          AUTO ONLY - EA ACCIDENT $
   |                                                                                          ------------------------------------
   | [  ] AUTO AUTO                                                                            OTHER THAN AUTO ONLY:
   |                                                                                          ------------------------------------
   | [  ] ___________________________                                                                 EACH ACCIDENT    $
   |                                                                                          ------------------------------------
   | [  ]                                                                                                 AGGREGATE    $
   |                                                                                          ------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
A  | EXCESS LIABILITY                       79747037       5/31/97               5/31/98      EACH OCCURRENCE          $8,000,000
   |                                                                                          ------------------------------------
   | [X ] UMBRELLA FORM                                                                       AGGREGATE                $8,000,000
   |                                                                                          ------------------------------------
   | [  ] OTHER THAN UMBRELLA FORM                                                                                     $
   |                                                                                          ------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
A  | WORKER'S COMPENSATION AND              71634449       5/31/97               5/31/98      |X| WC STATU-   | | OTH- |
   | EMPLOYERS' LIABILITY                                                                         TORY LIMITS | | ER   |
   |                                                                                          ------------------------------------
   | THE PROPRIETOR/          [  ] INCL                                                       EL EACH ACCIDENT          $1,000,000
   |                                                                                          ------------------------------------
   | PARTNERS/EXECUTIVE                                                                       EL DISEASE-POLICY LIMIT   $1,000,000
   |                                                                                          ------------------------------------
   | OFFICERS ARE:            [  ] EXCL                                                       EL DISEASE-EA EMPLOYEE    $1,000,000
   |                                                                                          ------------------------------------
-------------------------------------------------------------------------------------------------------------------
A  | OTHER                                  35326461       5/31/97               5/31/98      BLANKET LIMIT
   | REAL & PERSONAL                                                                          $10,000 DEDUCTIBLE
   | PROPERTY, SPECIAL
   | FORM INCL THEFT
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS (LIMITS MAY BE SUBJECT TO DEDUCTIBLES OR RETENTIONS).



-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                               CANCELLATION
-----------------------------------------------------------------------------------------------------------------------------------
STAR BANK                                                        SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
NATIONAL ASSOCIATION                                             EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL
425 WALNUT STREET, LOC. 8135                                     30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT,
CINCINNATI, OH  45202                                            BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                                 LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR
                                                                 REPRESENTATIVES.
                                                                 ------------------------------------------------------------------
                                                                 AUTHORIZED  REPRESENTATIVE /s/ Nancy A. Baker
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Certificate No. 002001-00059

===================================================================================================
ACORD (TM)                                                              Date (MM/DD/YY)
                                                                               5/30/97
---------------------------------------------------------------------------------------------------
PRODUCER                                        | THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
  JOHNSON & HIGGINS                             | ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
  1301 E. Ninth St. Suite 1900                  | HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
  CLEVELAND, OHIO  44114-1824                   | ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                |---------------------------------------------------------
                                                |                 COMPANIES AFFORDING COVERAGE
                                                ----------------------------------------------------------
                                                | COMPANY
  IFFANY ZELINKO (216) 523-3559                 | A FEDERAL INS CO
----------------------------------------------------------------------------------------------------------
INSURED                                         | COMPANY
  HMI INDUSTRIES, INC. AND                      | B
  ITS SUBSIDIARIES                              ------------------------------------------------------------
  3631 Perkins Avenue                           | Company
  Cleveland, Ohio  44114                        | C
                                                -------------------------------------------------------------
                                                | Company
                                                | D
--------------------------------------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED
TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY
REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY
THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND
CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
----------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE                   POLICY    POLICY EFFECTIVE    POLICY EXPIRATION
LTR                                            NUMBER    DATE (MM/DD/YY)      DATE (MM/DD/YY)                LIMITS
----------------------------------------------------------------------------------------------------------------------------------
A  | GENERAL LIABILITY                       35326461      5/31/97              5/31/98       GENERAL AGGRETAGE        $2,000,000
   |                                                                                         -------------------------------------
   | [X ] COMMERCIAL GENERAL LIABILITY                                                        PRODUCTS-COMP/OP AGG     $2,000,000
   |                                                                                         -------------------------------------
   | [  ] [  ] CLAIMS MADE [X] OCCUR                                                          PERSONAL & ADV INJURY    $1,000,000
   |                                                                                         -------------------------------------
   | [  ] OWNERS & CONTRACTOR'S PROT                                                          EACH OCCURRENCE          $1,000,000
   |                                                                                         -------------------------------------
   | [  ] ___________________________                                                         FIRE DAMAGE              $1,000,000
   |                                                                                          (Any one fire)
   |                                                                                         -------------------------------------
   | [  ] ___________________________                                                         MED EXP (Any one person) $   10,000
----------------------------------------------------------------------------------------------------------------------------------
A  | AUTOMOBILE LIABILITY                   73203691      5/31/97                5/31/98      COMBINED SINGLE LIMIT    $1,000,000
   |                                                                                         -------------------------------------
   | [X ] ANY AUTO                                                                            BODILY INJURY
   |                                                                                          (Per Person)             $
   | [  ] ALL OWNED AUTOS                                                                    -------------------------------------
   |
   | [  ] SCHEDULED AUTOS                                                                     -----------------------------------
   |
   | [X ] HIRED AUTOS                                                                          BODILY INJURY           $
   |                                                                                          (Per Accident)
   | [X ] NON-OWNED AUTOS
   |                                                                                          ------------------------------------
   | [  ] ____________________                                                                 PROPERTY DAMAGE         $
   | [  ]
----------------------------------------------------------------------------------------------------------------------------------
   | GARAGE LIABILITY                                                                          AUTO ONLY - EA ACCIDENT $
   |                                                                                          ------------------------------------
   | [  ] AUTO AUTO                                                                            OTHER THAN AUTO ONLY:
   |                                                                                          ------------------------------------
   | [  ] ___________________________                                                                 EACH ACCIDENT    $
   |                                                                                          ------------------------------------
   | [  ]                                                                                                 AGGREGATE    $
   |                                                                                          ------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
A  | EXCESS LIABILITY                       79747037       5/31/97               5/31/98      EACH OCCURRENCE          $8,000,000
   |                                                                                          ------------------------------------
   | [X ] UMBRELLA FORM                                                                       AGGREGATE                $8,000,000
   |                                                                                          ------------------------------------
   | [  ] OTHER THAN UMBRELLA FORM                                                                                     $
   |                                                                                          ------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
A  | WORKER'S COMPENSATION AND              71634449       5/31/97               5/31/98      |X| WC STATU-   | | OTH- |
   | EMPLOYERS' LIABILITY                                                                         TORY LIMITS | | ER   |
   |                                                                                          ------------------------------------
   | THE PROPRIETOR/          [  ] INCL                                                       EL EACH ACCIDENT          $1,000,000
   |                                                                                          ------------------------------------
   | PARTNERS/EXECUTIVE                                                                       EL DISEASE-POLICY LIMIT   $1,000,000
   |                                                                                          ------------------------------------
   | OFFICERS ARE:            [  ] EXCL                                                       EL DISEASE-EA EMPLOYEE    $1,000,000
   |                                                                                          ------------------------------------
-------------------------------------------------------------------------------------------------------------------
A  | OTHER                                  35326461       5/31/97               5/31/98      BLANKET LIMIT
   | REAL & PERSONAL                                                                          $10,000 DEDUCTIBLE
   | PROPERTY, SPECIAL
   | FORM INCL THEFT
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS (LIMITS MAY BE SUBJECT TO DEDUCTIBLES OR RETENTIONS).

IT IS AGREED THAT CERTIFICATE HOLDER IS ADDED AS ADDITIONAL INSURED/LOSS PAYEE AS RESPECT LEASED FORKLIFTS AND A TURRET PRESS
PUNCH.
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                        CANCELLATION
-----------------------------------------------------------------------------------------------------------------------------------
STAR BANK NA                                              SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
EQUIPMENT FINANCE DIVISION                                EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL
ATTN: KAREN M. WARTMAN                                    30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT,
425 WALNUT STREET, LOC. #8135                             BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
CINCINNATI, OH  45202                                     LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR
                                                          REPRESENTATIVES.
                                                          --------------------------------------------------------------------------
                                                          AUTHORIZED  REPRESENTATIVE/s/ Nancy A. Baker
------------------------------------------------------------------------------------------------------------------------------------
                                                          Certificate No. 001001-00026

                                   SCHEDULE 14

                        SEVERANCE/LOSS ON SALE OF ASSETS


     Severance charge related to Kirk Foley's retirement on May 14, 1997, and the Company-wide layoffs of May 28, 1997.

     Loss, if any, on disposal of non-core assets.

                                   SCHEDULE 15

                                 TAX LIABILITIES


     Health-Mor International, Inc. FSC has a tax liability currently due but unpaid to the Internal Revenue Service for the fiscal year 1996 tax year. This liability will be offset by a refund to be received by HMI Industries Inc. upon filing an amended return for the same tax period.